SCHEDULE 14A
(RULE 14a-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934 (AMENDMENT NO.      )

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Section 240.14a-12

C-COR INCORPORATED

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

Notes:

C-COR Incorporated

60 Decibel Road
State College, PA 16801 USA
(814) 238-2461/(800) 233-2267

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on October 12, 2004

To Our Shareholders:

      The Annual Meeting of Shareholders of C-COR Incorporated will be held on October 12, 2004, at 9:00 a.m. at the Company’s headquarters located at 60 Decibel Road, State College, Pennsylvania, for the following purposes:

1.	To elect three directors to serve for three-year terms expiring in 2007 and until their respective successors are elected and qualified;

2.	To approve C-COR’s Amended and Restated Incentive Plan; and

3.	To ratify the appointment of KPMG LLP as C-COR’s independent auditors for the 2005 fiscal year.

      We plan a brief business meeting focused on these items. Then we will attend to any other proper business that may arise. We will also offer time for your questions and comments.

      Shareholders of record at the close of business on August 18, 2004, are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. Your vote is important. Please complete, date and sign the enclosed proxy and return it promptly, or if you prefer, you may cast your vote by Internet or telephone. If you attend the Annual Meeting, you may vote in person.

WILLIAM T. HANELLY
Chief Financial Officer, Secretary
and Treasurer

September 8, 2004

C-COR Incorporated

60 Decibel Road
State College, PA 16801 USA
(814) 238-2461/(800) 233-2267

PROXY STATEMENT

GENERAL INFORMATION

      This proxy statement and the enclosed proxy card are being mailed to you by the Board of Directors of C-COR Incorporated starting on or about September 10, 2004. The Board of Directors requests that your shares be represented at the Annual Meeting by the proxies named in the accompanying proxy card. The Annual Meeting will be held on Tuesday, October 12, 2004, at 9:00 a.m. at the Company’s headquarters located at 60 Decibel Road, State College, Pennsylvania 16801.

Who Can Vote

      Anyone who owns our common stock, par value $0.05, as of the close of business on August 18, 2004 (the record date), is entitled to one vote per share owned. There were 43,033,935 shares of our common stock outstanding on that date.

How to Vote

      You may vote by mail using the enclosed proxy card, by telephone, by Internet or by attending the meeting in person. The Board of Directors recommends that you vote in advance by mail, telephone or Internet even if you plan to attend the meeting.

Shares Not Registered in Your Name

      If you own your shares in “street name,” meaning that your broker is actually the record owner, you should receive proxy materials from your broker.

How Proxies Work

      The Board of Directors is soliciting your “proxy,” which is your authorization for our representatives to vote your shares. The shares represented by your proxy will be voted in accordance with your instructions. The Board of Directors knows of no matters that are likely to be brought before the meeting other than those matters specifically referred to in the Notice of Annual Meeting of Shareholders. If other matters come before the meeting, the persons named in the accompanying proxy will vote in their discretion. Your proxy will be effective for the October 12, 2004, meeting and at any adjournment (or continuation) of that meeting.

Revoking a Proxy

      You may revoke your proxy before it is voted by writing to the Secretary of C-COR at the address on the cover of this proxy statement, by submitting a new proxy card bearing a later date than the one you wish to revoke, by entering new instructions on either the telephone or Internet voting system, or by attending the meeting and voting in person.

Quorum

      In order to carry on each item of business at the meeting, there must be a quorum. This means at least a majority of the shares of our common stock eligible to vote must be represented at the meeting, either by proxy or in person. Votes withheld, abstentions and broker non-votes will be counted for quorum purposes but not for voting purposes and are not considered to be votes cast. Broker non-votes occur when a broker returns a proxy but does not have authority to vote on a particular proposal.

Voting Requirements

      The three director nominees receiving the highest number of votes will be elected to fill the seats on the Board for the class of directors with terms expiring in 2007. Approval of Proposals Nos. 2 and 3 and any other matters brought before the meeting will require the favorable vote of a majority of the votes cast.

Solicitation of Proxies

      This solicitation is being made by C-COR, and we will pay the cost of preparing and mailing the Notice of Annual Meeting of Shareholders, this proxy statement and the proxy card. In addition to use of the mail, proxies may be solicited by our officers, directors and other employees by telephone or personal solicitation. We will not pay additional compensation to these individuals. We may pay persons holding stock in their names, or those of their nominees, for their expenses in sending proxies and proxy materials to beneficial owners. We may also hire and pay a professional proxy solicitor.

Electronic Delivery

      The 2004 Annual Report on Form 10-K, Notice of Annual Meeting of Shareholders and this proxy statement are also available on our corporate web site at http://www.c-cor.net. In the future, instead of receiving copies of the annual report and proxy materials in the mail, shareholders can elect to receive an e-mail which will provide a link to these documents on the Internet. Opting to receive the annual report and proxy materials online saves us the cost of producing and mailing bulky documents. To give your consent to receive future documents via electronic delivery, please visit our web site and follow the registration procedures for electronic delivery.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

      Three directors are to be elected to hold office for three-year terms expiring in 2007 and until their successors shall have been elected and qualified. The shares represented by your proxy will be voted for the nominees whose names appear herein, unless authority to vote for one or more of such nominees is specifically withheld. In the event any nominee is unable to serve, the persons designated as proxies in the accompanying proxy card reserve full discretion to cast votes for another person.

      The three director nominees receiving the highest number of votes cast by shareholders entitled to vote thereon will be elected to serve on the Board of Directors for the class of directors with terms expiring in 2007. All of the nominees have indicated that they are willing to stand for election and are willing to serve, if elected. If any of the nominees should decline to serve or become unavailable, an event that the Board of Directors does not anticipate, the persons named in the proxy card will vote for new nominees designated by the Board of Directors or the Board of Directors will reduce the number of directors accordingly.

      The following table sets forth information regarding director nominees as well as continuing directors of C-COR. Unless otherwise indicated, the offices referred to in the table are offices of C-COR.

		Year First
	Principal Occupations and Business	Became a
Name and Age	During Last Five Years and Current Directorships	Director

To be elected for terms expiring in 2007:

Anthony A. Ibargüen, 45	CEO and Chairman, Alliance Consulting Group, Inc., a business and information technology consulting company, since May 2004; Managing Director, Safeguard Scientifics, Inc., a technology operating company, from January 2002 to May 2004; Chairman and Chief Executive Officer, Ajunto, Inc., a privately held software company, from July 2001 to October 2001; President of Professional Services, Managing Director and Venture Partner, Internet Capital Group, a technology holding company, from December 1999 to June 2001; President of the Americas, President and Chief Operating Officer, Tech Data Corporation, a distributor of information technology products and services, from September 1996 to December 1999. Director — Smartdisk Corporation.	2003
John J. Omlor, 69	President, John J. Omlor Associates, Ltd., a general business consulting firm, since 1981. Director — Paper Manufacturers Co. and PBT International.	1989
James J. Tietjen, 71	Dean Emeritus, School of Technology Management, The Stevens Institute of Technology, since August 2000; Dean from July 1996 to August 2000.	1987

		Year First
	Principal Occupations and Business	Became a
Name and Age	During Last Five Years and Current Directorships	Director

Continuing Members of the Board — Terms expiring in 2005:
David A. Woodle, 48	Chairman since October 2000; Chief Executive Officer since July 1998.	1998
I. N. Rendall Harper, Jr., 66	President, Chief Executive Officer and Treasurer, American Micrographics Company, Inc., a computer graphics company, since 1977. Partner, Keystone Minority Capital Fund since May 1994. Director — Duquesne University, Art Institute of Pittsburgh and Greater Pittsburgh Convention and Visitors Bureau.	1982
James E. Carnes, 65	Retired; formerly, President and Chief Executive Officer of the Sarnoff Corporation, a company providing industry and government supported electronics, information and biomedical research and development services, from January 1993 to June 2002.	2002
Continuing Members of the Board — Terms expiring in 2006:
Michael J. Farrell, 54	President and CEO, Farrell & Co., a merchant banking firm specializing in heavy manufacturing companies, since 1982; CEO, Standard Steel, LLC since July 2002; CEO, Freedom Forge Corporation, a producer of rail and industrial forgings, from July 2001 to July 2002. Mr. Farrell assumed the responsibility of CEO of Freedom Forge Corporation concurrent with its filing for protection under Chapter 11 of the U.S. Bankruptcy code. In July 2002, an affiliate of Farrell & Co. and an affiliate of Citicorp Venture Capital, Ltd. purchased substantially all of the operating assets of Freedom Forge Corporation through Standard Steel, LLC (a newly formed company). Director and Chairman, Standard Steel, LLC; Director, Federated Investors, Inc., Farrell & Co., Pittsburgh Flatroll Company and Neenah Foundry Co.	1999
Rodney M. Royse, 38	Managing Director, Bridgetown Associates, a firm providing buy-side advisory services to financial institutions, since November 2001; Executive Vice President and Chief Financial Officer, MobileForce Technologies, Inc., a company providing mobile workforce management software applications, from December 1999 to April 2001. Partner and Senior Executive Director, Intermedia Partners, a multiple system, broadband network services provider, from July 1990 to October 1999.	2002
Lance T. Shaner, 50	Chairman and Chief Executive Officer, Shaner Hotel Group LP, a company that invests in hotels, restaurants and commercial real estate, since May 1983; Chairman, Shaner Energy, Inc., an oil and gas distribution company, since December 1988; Chairman, Douglas Oil and Gas L.P., an oil and gas production company, since January 2002.	2003

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” EACH OF THE NOMINEES PRESENTED.

PROPOSAL NO. 2

AMENDMENT AND RESTATEMENT OF INCENTIVE PLAN

      The C-COR Incorporated Incentive Plan, formerly the C-COR.net Corp. Incentive Plan (the “Incentive Plan” or “Plan”) was unanimously approved by the Board of Directors on April 29, 1998, as a successor to the 1988 Stock Option Plan and the 1989 Non-Employee Directors’ Non-Qualified Stock Option Plan. The Incentive Plan authorizes the grant of options to officers, employees and directors of the Company or any of its subsidiaries to purchase shares of the Company’s common stock. The Plan also provides for other incentive awards, including Restricted Stock, Performance Shares and Performance Units. Up to 7,075,000 shares of common stock are authorized to be issued under the Incentive Plan. As of June 25, 2004, options to purchase 1,833,818 shares remain available for grant under the Plan. A copy of the Plan is being filed with the Securities and Exchange Commission as Appendix A.

      On August 18, 2004, the Compensation Committee of the Board of Directors unanimously approved certain amendments to the restated Incentive Plan, subject to shareholder approval. The amendments (i) increase from 7,075,000 to 8,725,000 the maximum aggregate number of shares of common stock that may be issued under the Incentive Plan; (ii) change the name of the Plan to the C-COR Incorporated Amended and Restated Incentive Plan, reflecting the change in the Company’s name from C-COR.net Corp. to C-COR Incorporated; and (iii) incorporate previous amendments to the Plan, including the revision of the Plan’s definition of “Retirement” to mean, with respect to the Plan’s post-retirement exercise rights for options granted on or after April 13, 2004, individuals with at least five (5) years of employment and who have attained a combination of age and Company service of sixty years or more.

      Proposal No. 2 seeks shareholder approval of the Incentive Plan as amended and restated by the Compensation Committee of the Board on August 18, 2004. If Proposal No. 2 is approved, the Incentive Plan as amended and restated will be deemed effective as of August 18, 2004.

      The following summary describes the material features of the Incentive Plan as amended and restated.

Term and Purpose

      The Incentive Plan became effective October 1, 1998. No awards may be granted under the Incentive Plan after April 29, 2008, but awards granted prior to such date may extend beyond that date. The purpose of the Incentive Plan is to enable the Company to offer certain of its officers, key employees and directors equity interests in the Company and other incentive awards, including performance-based stock incentives, thereby attracting, retaining and rewarding such persons, and strengthening the mutuality of interests between such persons and the Company’s shareholders.

Administration

      The Incentive Plan is administered and interpreted by the Board, provided, however, that the authority to grant securities under the Incentive Plan with respect to individuals recognized as insiders for purposes of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), has been delegated to and vested in a Primary Committee consisting of two or more non-employee Board members. The Board may also, in its discretion, delegate its responsibilities under the Incentive Plan with respect to participants who are not insiders for purposes of Section 16 of the Exchange Act to a committee of two or more Board members. This authority has been delegated to the Compensation Committee of the Board. In the description that follows, reference to the “Board” includes its delegate, the Compensation Committee, or, as applicable, the Primary Committee with respect to matters within the Primary Committee’s jurisdiction.

      The Incentive Plan provides for the grant of Stock Options, Restricted Stock, Performance Shares and Performance Units. The Board or the Primary Committee, as applicable, has the authority to select the eligible persons to whom awards under the Incentive Plan may from time to time be granted; to determine whether and to what extent awards are to be granted under the Incentive Plan to one or more eligible persons; to determine the number of shares of common stock to be covered by each such award granted; to determine the terms and conditions, not inconsistent with the terms of the Incentive Plan, of any award granted under the

Incentive Plan, including the option or purchase price, any restriction or limitation on the award or the underlying shares of common stock, any vesting schedule or acceleration provisions, and any forfeiture provisions. Subject to the terms of the Incentive Plan and the responsibilities vested in the Primary Committee, the Board has the authority to administer and interpret the Incentive Plan and to prescribe rules, guidelines and practices for administration of the Incentive Plan. Any decision, interpretation or other action made or taken in good faith by the Board will be final, binding and conclusive.

Shares Available Under Incentive Plan

      The maximum aggregate number of shares of common stock that may be issued under the Incentive Plan shall be 8,725,000 shares, plus an additional number of shares that remain available for grant under the 1988 Stock Option Plan and the 1989 Non-Employee Directors’ Non-Qualified Stock Option Plan at the effective date of the Incentive Plan on October 1, 1998. The total number of shares available for grant as Restricted Stock, Performance Shares or as payment for the satisfaction of Performance Units shall be limited to an aggregate total of 100,000 shares. The shares of common stock issued under the Plan may be either authorized and unissued common stock or issued common stock reacquired by the Company. If any Stock Option granted under the Incentive Plan expires, terminates or is cancelled for any reason without having been exercised in full, the number of unpurchased shares shall again be available for the purposes of the Incentive Plan. Further, if any shares of Restricted Stock granted under the Plan are forfeited or any award of Performance Shares terminates without the delivery of such shares, the shares subject to such award, to the extent of such forfeiture or termination, shall again be available under the Plan.

      In the event of any merger, reorganization, consolidation, recapitalization, dividend (other than a regular cash dividend), stock split, or other change in corporate structure affecting the Company’s common stock, such substitution or adjustment will be made in the maximum aggregate number of shares that may be issued under the Incentive Plan, in the maximum aggregate number of shares with respect to which Stock Options or Performance Shares may be granted under the Incentive Plan to any individual during any calendar year, in the number and option price of shares subject to outstanding Stock Options granted under the Incentive Plan, and in the number of shares subject to other outstanding awards granted under the Incentive Plan, as may be determined to be appropriate by the Board, in its sole discretion, provided that the number of shares subject to any award shall always be a whole number.

Eligibility

      Officers and employees of the Company and its subsidiaries are eligible to be granted awards under the Incentive Plan. Directors of the Company who are not employees of the Company or any of its subsidiaries are eligible to be granted awards other than Incentive Stock Options under the Incentive Plan.

Types of Awards

      Stock Options. A stock option is a contractual right to purchase a number of shares at a specified price. Stock Options granted under the Incentive Plan may be designated as Non-Qualified Stock Options (that is, options that do not qualify as incentive stock options under the Internal Revenue Code) or as Incentive Stock Options. Each Stock Option granted under the Incentive Plan will be evidenced by, and subject to the terms of, a Stock Option Certificate that specifies the number of shares of common stock subject to the Stock Option, the option exercise price, the option term, whether the option is an Incentive Stock Option or a Non-Qualified Stock Option, and other terms and conditions applicable to the Stock Option.

      Price and Term. The option exercise price for Stock Options granted under the Incentive Plan will be fixed by the Board at the time of grant, but may not be less than 100% of the fair market value of a share of common stock on the date the option is granted. The term of Stock Options granted under the Incentive Plan will be fixed by the Board at the time of grant, but no Stock Option may be exercisable more than eight years after the date it is granted. With respect to any individual owning shares of common stock representing 10% or more of the total combined voting power of all classes of stock of the Company (“10 Percent Holder”), special exercise price and term limits apply. If a 10 Percent Holder receives an Incentive Stock Option, the option price must be at least 110% of the fair market value of a share of common stock on the date the option is granted, and the Incentive Stock Option may not be exercisable more than five years from the date of its grant. The market value of our common stock on August 18, 2004, was $348,574,874, which was determined by multiplying the number of shares outstanding on that date, 43,033,935, by the closing stock price on that date, $8.10.

      Exercisability and Method of Exercise. The Board has the authority, at the time a Stock Option is granted, to provide that the Stock Option will become exercisable in installments, or only after a specified waiting period. When these provisions are satisfied, the Stock Option is “vested” and may be exercised in accordance with the terms of the Incentive Plan. The Board may waive or amend any installment exercise or waiting period provisions after the Stock Option is granted, based on such factors as it, in its sole discretion, deems appropriate. Stock Options that are vested may be exercised in whole or in part at any time during the option term by delivering to the Company (i) written notice of exercise, specifying the number of shares of common stock to be purchased and the option exercise price, (ii) payment in full of the option exercise price and (iii) if requested by the Board, a written representation that the purchase is being made for investment only and not with a view to distribution. Unless otherwise determined by the Board at or after the time of grant, the option exercise price may be paid in the form of C-COR common stock owned by the optionee (and for which the optionee has good title free and clear of any liens and encumbrances), based on the fair market value of the common stock on the date of exercise, or through a broker-assisted cashless exercise. Upon payment of the option exercise price and fulfillment of all other requirements of exercise, a stock certificate representing the number of shares of common stock to which the optionee is entitled will be issued and delivered to the optionee. An optionee will not be deemed to be the holder of common stock, or to have the rights of a holder of common stock, unless and until a stock certificate representing the shares subject to the Stock Option is issued to the optionee.

      To the extent that the aggregate fair market value (determined as of the date of grant) of the common stock with respect to which Incentive Stock Options are exercisable for the first time by the participant during any calendar year under the Incentive Plan and/or any other stock option plan of the Company or any subsidiary or parent corporation (within the meaning of Section 424 of the Internal Revenue Code) exceeds $100,000, such Stock Options shall be treated as Non-Qualified Stock Options.

      Termination of Employment or Service. Unless otherwise provided by the Board at the time the Stock Option is granted, if an optionee ceases to be an employee or director of the Company for any reason other than Retirement (as defined below), disability or death, (i) any Stock option granted prior to April 17, 2001, held by the optionee that was vested as of the date of the termination of employment or service may be exercised by the optionee for a period of thirty days following the date of termination or until the expiration of the stated term of the Stock Option, whichever period is shorter, and (ii) any Stock Option granted on or after April 17, 2001, held by the optionee that was vested as of the date of the termination of employment or service may be exercised by the optionee for a period of ninety days following the date of termination or until the expiration of the stated term of the Stock Option whichever period is shorter. Any Stock Option that was not exercisable on the date of the termination of employment or service will terminate on that date.

      Unless otherwise provided by the Board at the time the Stock Option is granted, if an optionee ceases to be an employee or director of the Company by reason of death, all of the Stock Options held by the optionee will become fully vested and immediately exercisable, and may be exercised by the legal representative of the optionee’s estate for a period of one year after the date of the optionee’s death or until the expiration of the stated term of the Stock Option, whichever is shorter.

      Unless otherwise provided by the Board at the time the Stock Option is granted, if an optionee ceases to be an employee or director of the Company as a result of a disability (as determined by the Board, in its sole discretion), any Stock Option held by the optionee that was exercisable on the date of the termination of employment or service may be exercised by the optionee for a period of one year after the date of the termination or until the expiration of the stated term of the Stock Option, whichever period is shorter; provided, however, that if the optionee dies within such one-year period, any unexercised Stock Option held by the optionee will be exercisable by the legal representative of the optionee’s estate, to the extent it was exercisable at the time of death, for a period of one year after the date of the optionee’s death or until the expiration of the stated term of the Stock Option, whichever is shorter.

      Unless otherwise determined by the Board at the time the Stock Option is granted, upon an optionee’s Retirement, all Stock Options held by the optionee will become fully vested and exercisable, and may be exercised as follows:

(i) for Stock Options granted prior to April 17, 2001, for a period of one year from the date of Retirement or until the expiration of the stated term of the Stock Option, whichever period is shorter, or

(ii) for Stock Options granted on or after April 17, 2001, for a period of two years from the date of Retirement or until the expiration of the stated term of the Stock Option, whichever period is shorter. Stock Options issued to outside directors on or after April 17, 2001, will remain exercisable for the full term of the Stock Option regardless of whether the grantee remains a director of the Company.

      For purposes of the foregoing, a participant will be considered to have “Retired” if, for Stock Options granted on and after April 13, 2004, he or she has retired from employment with the Company and its subsidiaries, at a time as of which the participant has been employed for at least five years, and has a combination of age and Company service that totals sixty years or more. For Stock Options granted prior to April 13, 2004, a participant is considered “Retired” if he or she has retired from employment with the Company and its subsidiaries on or after age 55 and after having been employed for a minimum of five years.

      The Board may, in its sole discretion, accelerate the exercisability of any outstanding Stock Option and/or extend the post-termination exercise period for any Stock Option held by an optionee who ceases to be an employee or director of the Company, provided that the post-termination exercise period may not extend beyond the expiration of the stated term of such Stock Option.

      Notwithstanding any other provision of the Incentive Plan, if an optionee’s service with the Company is terminated for misconduct (as determined by the Board pursuant to the definition of misconduct set forth in the Incentive Plan) or if an optionee engages in misconduct during the post-termination exercise period, all Stock Options held by such optionee will terminate immediately and cease to be outstanding.

      Restricted Stock. An award of Restricted Stock gives the participant the right to receive shares of common stock at the end of a specified period (the “Restriction Period”) if he or she continues to be an employee or director of the Company throughout the Restriction Period. Restricted Stock that has not vested will be forfeited to the Company if the participant ceases to be an employee or director of the Company during the Restriction Period.

      Subject to the terms of the Incentive Plan, the Board will determine the persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares of common stock subject to each award, the time or times within which such awards may be subject to forfeiture, the vesting schedule and any rights to accelerate the vesting schedule, and any other terms and conditions of the awards. The Board may provide for the lapse of restrictions in installments and may waive such restrictions, in whole or in part, at any time after the date of the award, based on such factors as it, in its sole discretion, deems appropriate.

      Each award of Restricted Stock will be evidenced by, and subject to the terms of, a Restricted Stock Award Certificate which will specify the number of shares of common stock subject to the award, the time or times within which such Restricted Stock is subject to forfeiture and the other terms, conditions and restrictions applicable to the award. When Restricted Stock is granted to a participant, stock certificates representing the number of shares of common stock covered by the award will be issued in the name of the participant, but will be held in custody by the Company for as long as the Restricted Stock remains subject to forfeiture. When the award or any portion of the award ceases to be subject to forfeiture, a stock certificate representing such shares will be released from custody and delivered to the participant. A participant will have all of the rights of a holder of common stock with respect to shares subject to the award, including the right to vote such shares and to receive dividends thereon, except that the participant will not be permitted to sell, transfer, pledge or assign the shares as long as they are held in custody by the Company.

      Termination of Employment or Service. Subject to the provisions of the Incentive Plan and the Restricted Stock Award Certificate, if a participant ceases to be an employee or director of the Company during the Restriction Period due to death, disability or Retirement (as defined by the Incentive Plan), the restrictions will lapse with respect to the percentage of the Restricted Stock Award granted to the participant that is equal to the percentage of the Restriction Period that has elapsed as of the date such participant ceases to be an employee or director and stock certificates representing such shares of common stock shall be released from custody. If a participant ceases to be an employee or director for any reason other than Retirement (as defined by the Incentive Plan), disability or death, all Restricted Stock will be forfeited to the Company.

      Distributions. In the event of a dividend or distribution payable in stock or a reclassification, stock split or split-up, the shares issued or declared in respect of Restricted Stock will be subject to the same terms and conditions relating to forfeiture as the Restricted Stock to which they relate.

      Performance Shares. A Performance Share gives the participant the right to receive shares of common stock at the end of a specified performance period (the “Performance Period”) upon the attainment of specified performance goals, which if applicable shall be established in accordance with the requirements of Section 162(m) of the Internal Revenue Code. Such goals must be established by the Board in writing not later than 90 days after the commencement of the Performance Period, provided that the outcome is substantially uncertain at the time the goal is established. The performance goals may be based on the Company’s stock price, return on assets, return on capital employed, return on shareholders’ equity, earnings, earnings per share, total shareholder return, sales, costs, or such other objective performance goals as may be established by the Board from time to time.

      Subject to the terms of the Incentive Plan, the Board will determine the persons to whom, and the time or times at which, Performance Shares will be awarded, the number of Performance Shares to be included in each award, the duration of the Performance Period, the conditions under which the Performance Shares will vest, and the other terms and conditions of the awards.

      Each award of Performance Shares will be evidenced by, and subject to the terms of, a Performance Share Certificate which will specify the number of shares of common stock subject to the award, the applicable Performance Period, the applicable performance goals and the other terms and conditions applicable to the award. At the expiration of the Performance Period, if the Board, in its sole discretion, determines that the performance goals specified in the Performance Share Certificate and all other material terms of the award have been satisfied, a stock certificate representing the shares of common stock covered by the Performance Share award will be issued and delivered to the participant. A participant will not be deemed to be the holder of common stock, or to have the rights of a holder of common stock, unless and until a stock certificate representing the shares subject to the Performance Share award is issued to the participant.

      Termination of Employment or Service. Unless otherwise provided for by the Board at the time of grant, if a participant ceases to be an employee or director of the Company during the Performance Period for any reason (including death, disability or retirement), all Performance Shares will be forfeited to the Company.

      Performance Units. A Performance Unit gives the participant the right to receive a fixed dollar amount, payable in cash, shares of common stock, or a combination, at the end of a specified period of time (the “Performance Cycle”) upon the attainment of specified performance goals, which if applicable shall be established in accordance with the requirements of Section 162(m) of the Internal Revenue Code. Such goals must be established by the Board in writing not later than 90 days after the commencement of the Performance Cycle, provided that the outcome is substantially uncertain at the time the goal is established. The performance goals may be based on the Company’s stock price, return on assets, return on capital employed, return on shareholders’ equity, earnings, earnings per share, total shareholder return, sales, costs, or such other objective performance goals as may be established by the Board from time to time.

      Subject to the terms of the Incentive Plan, the Board will determine the persons to whom, and the time or times at which, Performance Units will be awarded, the number of Performance Units to be included in each award, the duration of the Performance Cycle, the conditions under which the Performance Units will vest, the ability of participants to defer the receipt of payment of Performance Units, and the other terms and conditions of the awards.

      Each award of Performance Units will be evidenced by, and subject to the terms of, a Performance Unit Certificate which will specify the dollar value of the award, the applicable Performance Cycle, the applicable performance goals and the other terms and conditions applicable to the award.

      Vesting; Payment. After the expiration of a Performance Cycle, the Board, in its sole discretion, will determine if the performance goals and all other material terms of the award have been satisfied. If the Board determines that such performance goals and other material terms have been satisfied, the participant will receive the amount specified in the Performance Unit Certificate as soon as practicable thereafter. Payment may be made in cash, shares of common stock or a combination of both, as determined by the Board, in its sole discretion.

      Termination of Employment or Service. Unless otherwise provided for by the Board at the time of grant, if a participant ceases to be an employee or director of the Company during the Performance Cycle for any reason (including death, disability or retirement), the Performance Units will be forfeited to the Company.

Individual Limits

      During any calendar year, individual limits apply to grants made under the Incentive Plan. No individual may be granted Stock Options for more than 750,000 shares of common stock during any calendar year. The maximum number of shares of common stock that may be subject to Performance Share awards granted to any individual during any calendar year is 100,000 shares. The maximum dollar amount of Performance Unit awards that may be granted to any individual during any calendar year is $4,000,000.

Change of Control

      In the event of a Change of Control (as defined below), all outstanding Stock Options will immediately become fully exercisable, restrictions will lapse with respect to a percentage of each outstanding Restricted Stock award equal to the percentage of the Restriction Period that has elapsed as of the date of the Change of Control and all Performance Share awards and all Performance Units will immediately become fully vested. For purposes of the Incentive Plan, a “Change of Control” is defined to mean the occurrence of any one of the following: (i) any person or group of persons acting in concert to acquire ownership of or the right to vote or to direct the voting of shares of capital stock of the Company representing 30% or more of the total voting power of the Company, or (ii) the Company merges or consolidates with another corporation and less than 50% of the total voting power of the surviving corporation is represented by shares held by former shareholders of the Company prior to such merger or consolidation, or (iii) the Company sells more than 50% of its assets to another corporation or other entity or person, or (iv) as the result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sale of assets or contested election, the persons who were the directors of the Company before the transaction cease to constitute a majority of directors of the Company.

Federal Income Tax Consequences

      The Federal income tax discussion set forth below is intended for general information only. State and local income tax consequences are not discussed, and may vary from locality to locality. Also not discussed are tax consequences that may exist for optionees who work or reside outside the United States, with respect to the laws of such foreign nations. The Incentive Plan contains authority for the Board to grant options with special term and conditions, as may be considered desirable by it to improve the tax efficacy of the stock option under the tax laws of such country.

      Non-Qualified Stock Options. Under present Treasury regulations, an optionee who is granted a Non-Qualified Stock Option will not realize taxable income at the time the option is granted. In general, an optionee will be subject to tax in the year of exercise on an amount of ordinary income equal to the excess of the fair market value of the shares on the date of exercise over the option price, and the Company will receive a corresponding deduction. Income tax withholding requirements apply upon exercise. The optionee’s basis in the shares so acquired will be equal to the option price plus the amount of ordinary income upon which he or she is taxed. Upon subsequent disposition of the shares, the optionee will realize a capital gain or loss, long-term or short-term, depending upon the length of time the shares are held after the option is exercised.

      Incentive Stock Options. An optionee is not taxed at the time an Incentive Stock Option is granted. The tax consequences upon exercise and later disposition depend upon whether the optionee was an employee of the Company or a subsidiary at all times from the date of grant until three months preceding exercise (one year in the case of death or disability) and on whether the optionee holds the shares for more than one year after exercise and two years after the date of grant of the option.

      If the optionee satisfies both the employment rule and the holding rule, for federal tax purposes the optionee will not realize income upon exercise of the option and the Company will not be allowed an income tax deduction at any time. The difference between the option price and the amount realized upon disposition of the shares by the optionee will constitute a long-term capital gain or a long-term capital loss, as the case may be.

      If the optionee meets the employment rule but fails to observe the holding rule (a “disqualifying disposition”), the optionee generally recognizes as ordinary income, in the year of the disqualifying disposition, the excess of the fair market value of the shares at the date of exercise over the option price. Any excess of the sales price over the fair market value at the date of exercise will be recognized by the optionee as capital gain (long-term or short-term depending on the length of time the stock was held after the option was exercised). If, however, the sales price is less than the fair market value at the date of exercise, then the ordinary income recognized by the optionee is generally limited to the excess of the sales price over the option price. In both situations, the Company’s tax deduction is limited to the amount of ordinary income recognized by the optionee. Under current Internal Revenue Service guidelines, the Company is not required to withhold any Federal income tax in the event of a disqualifying disposition.

      Different consequences will apply for an optionee subject to the alternative minimum tax.

      Restricted Stock. Because Restricted Stock is subject to forfeiture, receipt of the award will not be a taxable event to the participant for federal income tax purposes. Rather, the participant will be deemed to receive compensation taxable as ordinary income, and the Company will be entitled to equivalent deduction (subject to any applicable Internal Revenue Code limitation), on the date the forfeiture provisions lapse or are waived. The participant’s income and the Company’s deduction are equal to the fair market value of the shares of common stock subject to the award on the date of lapse or waiver of the restrictions.

      Performance Shares. A participant will not be taxed upon the grant of Performance Shares. Upon receipt of the underlying shares of common stock, the participant will be taxed at ordinary income tax rates on the fair market value of the shares of common stock received, and the Company will be entitled to a corresponding tax deduction. The participant’s basis in any shares of common stock acquired pursuant to a Performance Share award will be equal to the amount of ordinary income on which he or she was taxed and, upon subsequent disposition, any gain or loss will be capital gain or loss.

      Performance Units. A participant will not be taxed upon the grant of Performance Units. Upon receipt of the underlying cash, the participant will be taxed at ordinary income tax rates on the amount of cash received, and the Company will be entitled to a corresponding tax deduction. If the participant receives shares of common stock in lieu of cash, he or she will be taxed at ordinary income tax rates on the fair market value of the shares received.

      THE FOREGOING IS A GENERAL SUMMARY OF CURRENT FEDERAL INCOME TAX TREATMENT. THESE TAX RULES ARE COMPLEX AND SUBJECT TO CHANGE. EACH PARTICIPANT SHOULD CONSULT HIS OR HER OWN TAX ADVISOR FOR MORE DETAILED INFORMATION AS TO THE TAX CONSEQUENCES APPLICABLE TO HIS OR HER OWN SITUATION.

Withholding of Taxes

      The Company has the right to reduce the number of shares of common stock otherwise deliverable pursuant to the Incentive Plan by the amount that would have a fair market value equal to the amount of all federal, state and local taxes to be withheld, or to deduct the amount of these taxes from any cash payment to be made to a participant pursuant to the Incentive Plan or otherwise. In connection with this withholding, the Company may make such arrangements, consistent with the Incentive Plan, as it deems appropriate.

Termination or Amendment

      The Board may at any time amend, discontinue or terminate the Incentive Plan in whole or in part, provided that unless otherwise required by law, the rights of a participant with respect to awards granted prior to the amendment, discontinuance or termination may not be impaired without the participant’s consent. The Company will seek the approval of its shareholders for an amendment if such approval is necessary to comply with the Internal Revenue Code, Federal or state securities law or any other applicable rules or regulations. Unless sooner terminated, the Incentive Plan will expire on April 29, 2008, and no awards may be granted after that date.

      The Board may amend the terms of any award previously granted under the Incentive Plan, prospectively or retroactively, but no amendment or other action by the Board may impair the rights of any holder without the holder’s consent. Notwithstanding the foregoing, the Board cannot reduce the exercise price of Stock Options previously granted or substitute new Stock Options for previously granted Stock Options having higher option prices, without the prior approval of the Company’s shareholders.

Awards to Be Granted to Certain Individuals and Groups

      As indicated above, the Board of Directors or its delegate, the Compensation Committee, or the Primary Committee with regard to certain insiders of C-COR, has the discretion to determine the number and type of awards granted under the Incentive Plan. Consequently, the actual number and type of awards to be granted in the future under the Incentive Plan are not determinable. No awards have been granted under the Incentive Plan that depend upon the approval of the amendments proposed to shareholders at this Annual Meeting. Awards granted under the Incentive Plan in prior fiscal years are reflected in the Equity Compensation Plans table set forth below.

Equity Compensation Plans

      The following table sets forth additional information as of June 25, 2004, with respect to the Company’s equity compensation plans that provide for the issuance of stock options, warrants or rights to purchase C-COR securities. The table does not reflect the additional shares covered by the amendments to the Incentive Plan being submitted for shareholder approval.

			Number of Securities
			Remaining Available for
	Number of Securities		Future Issuance Under
	to Be Issued upon	Weighted Average	Equity Compensation
	Exercise of	Exercise Price of	Plans (Excluding
	Outstanding Options	Outstanding Options	Securities Reflected in
	and Warrants	and Warrants	First Column)

Equity compensation plans approved by security holders	5,307,442	$9.97	1,833,818
Equity compensation plans not approved by security holders	186,123	$4.28	0

Total	5,493,565	$9.78	1,833,818

      Equity compensation plans not approved by security holders represent plans assumed in connection with the acquisitions of Convergence.com Corporation, MobileForce Technologies, Inc. and Lantern Communications, Inc. Each of the assumed plans covered warrants, stock options or a combination thereof. The warrants or stock options covered by the assumed plans were converted at applicable exchange ratios into warrants or stock options to purchase C-COR common stock. No future awards may be granted under these plans.

      The favorable vote of a majority of the shares of common stock cast on Proposal No. 2 by the shareholders entitled to vote thereon is required for approval of Proposal No. 2.

THE BOARD OF DIRECTORS AND COMPENSATION COMMITTEE RECOMMEND A VOTE FOR PROPOSAL NO. 2, AND PROXIES WHICH ARE RETURNED WILL BE SO VOTED UNLESS A CONTRARY VOTE IS DESIGNATED.

PROPOSAL NO. 3

APPOINTMENT OF AUDITORS

      The Audit Committee of the Board of Directors has appointed KPMG LLP as independent auditors for C-COR for the fiscal year ending June 24, 2005. Although not required to do so, the Board of Directors is submitting the appointment of that firm for approval at the Annual Meeting. KPMG LLP has audited C-COR’s consolidated financial statements since 1992 and is considered to be well-qualified. If the appointment is not approved, the Audit Committee will reconsider its appointment. Representatives of KPMG LLP will be present at the Annual Meeting with the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

      The favorable vote of a majority of the shares of common stock cast on Proposal No. 3 by the shareholders entitled to vote thereon is required for approval of Proposal No. 3.

THE BOARD OF DIRECTORS AND THE AUDIT COMMITTEE RECOMMEND A VOTE FOR PROPOSAL NO. 3, AND PROXIES WHICH ARE RETURNED WILL BE SO VOTED UNLESS A CONTRARY VOTE IS DESIGNATED.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE MATTERS

Board of Directors

      During fiscal year 2004, non-employee board members received an annual retainer of $10,000 if they did not serve as the chairperson of any committee or $15,000 if they served as a chairperson, and $1,500 for each meeting of the Board of Directors and $1,000 for each meeting of the committees thereof that they attended, except that they received only $500 if a meeting was attended by teleconference. Each director receives a grant of options to purchase 30,000 shares of our common stock upon his or her initial election as a director and an annual grant of options to purchase 7,500 shares of our common stock thereafter. These options have an exercise price equal to the fair market value of the common stock on the date of grant.

      The Board of Directors held 11 meetings during fiscal year 2004. Each of the incumbent directors attended over 75% of the meetings of the Board of Directors and committees on which they served. All of our directors were in attendance at the 2003 Annual Meeting. Directors are expected to regularly attend Board and committee meetings and Annual Meetings and to spend the time needed, and meet as frequently as necessary, to properly discharge their responsibilities.

      The standing committees of the Board are the Governance & Nominating Committee, the Audit Committee, the Compensation Committee and the Strategic Planning Committee. The members of all of these committees are appointed by the Board.

Governance & Nominating Committee

      The Governance & Nominating Committee is currently comprised of James J. Tietjen (Chair), Michael J. Farrell, I.N. Rendall Harper, Jr. and John J. Omlor, who are all independent as currently defined under the National Association of Securities Dealers’ listing standards.

      The Governance & Nominating Committee is responsible for identifying and selecting individuals qualified to serve as directors of C-COR; recommending to the Board directors to serve on committees of the Board; advising the Board with respect to matters of composition of the Board and its committees; developing and recommending to the Board a set of corporate governance principles applicable to C-COR and overseeing corporate governance matters generally; and overseeing the annual evaluation of the Board and C-COR’s management.

      The Governance & Nominating Committee believes that the minimum qualifications for serving as director of C-COR are that a nominee demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board’s oversight of the business and affairs of C-COR and have an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities. In addition, the Governance & Nominating Committee will take into account all other factors they consider appropriate, which may include business or professional experience, accomplishments, education, understanding of the business and the industry in which C-COR operates, specific skills, general business acumen, potential conflicts of interest and independence from management and C-COR. Generally, the Governance & Nominating Committee will first consider current members of the Board because they meet the criteria listed above and possess an in depth knowledge of C-COR, its history, strengths, weaknesses, goals and objectives. This level of knowledge has proven very valuable to C-COR.

      The Governance & Nominating Committee will consider shareholder recommendations for candidates to serve on the Board. The Governance & Nominating Committee’s evaluation does not vary based on whether or not a candidate is recommended by a shareholder. In order to provide the Governance & Nominating Committee time to evaluate candidates prior to submission to the shareholders for vote at the 2005 Annual Meeting, shareholders desiring to recommend a candidate must submit a recommendation to the Secretary of the Company at the Company’s corporate office by May 13, 2005. The recommendation must contain the following:

•	the name, residence and business address of the nominating shareholder;

•	a representation that the shareholder is a record holder of Company stock or holds Company stock through a broker and the number of shares held;

•	information regarding each nominee which would be required to be included in a proxy statement;

•	a description of any arrangements or understandings between and among the shareholder and each nominee; and

•	the written consent of each nominee to serve as a director, if elected.

      The Governance & Nominating Committee has a charter which is available on C-COR’s website at http://www.c-cor.net. The Governance & Nominating Committee held three meetings during the last fiscal year.

Audit Committee

      The Audit Committee is currently comprised of John J. Omlor (Chair), Michael J. Farrell, I.N. Rendall Harper, Jr. and Lance T. Shaner. Each of the members of the Audit Committee is independent as currently defined under Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards, which may be modified or supplemented, and by Item 7(d)(3)(iv) of Schedule 14A of the Securities Exchange Act of 1934, as amended. The Audit Committee is responsible for overseeing the adequacy of corporate accounting, financial and operating controls, and the engagement of our independent auditors. The Audit Committee meets with our independent auditors to review the services rendered by them to C-COR.

      The Board has determined that John J. Omlor and Michael J. Farrell are Audit Committee Financial Experts, as defined by the SEC rules and the National Association of Securities Dealers’ listing standards, which may be modified or supplemented.

      The Audit Committee has a written charter which is attached to this proxy statement as Appendix B and a written Audit and Non-Audit Services Pre-Approval Policy which is attached to this proxy statement as Appendix C.

      During the last fiscal year, the Audit Committee held 14 meetings.

Compensation Committee

      The Compensation Committee is currently comprised of James E. Carnes (Chair), Anthony A. Ibargüen and James J. Tietjen. The Compensation Committee is responsible for overseeing C-COR’s stock option plans and the Profit Incentive Plan, and approving the compensation of officers of C-COR. No member of the Compensation Committee is an employee of C-COR, or an executive officer of a company on whose board an executive officer of C-COR serves as a director. The Compensation Committee held six meetings during the last fiscal year.

Strategic Planning Committee

      The Strategic Planning Committee, currently comprised of David A. Woodle (Chair), James E. Carnes, Michael J. Farrell, I.N. Rendall Harper, Jr., Anthony A. Ibargüen, John J. Omlor, Rodney M. Royse, Lance T. Shaner and James J. Tietjen, permits C-COR’s management to discuss strategic planning with experienced directors. The Strategic Planning Committee held one meeting during the last fiscal year.

Code of Ethics

      The Board adopted a Code of Ethics for Senior Operational and Financial Leadership (the “Code”) on April 15, 2003. The provisions of the Code apply to: (i) the Company’s Chief Executive Officer, Chief

Financial Officer and Controller and (ii) other persons performing senior operational and financial leadership functions throughout the Company.

      The term code of ethics means written standards that are reasonably designed to deter wrongdoing and to promote:

1.	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

2.	Full, fair, accurate, timely and understandable disclosure in reports and documents that a registrant files;

3.	Compliance with applicable governmental laws, rules and regulations;

4.	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

5.	Accountability for adherence to the code.

      The Code is posted on the Company’s website at http://www.c-cor.net. If an individual does not have access to the Internet, they may request a copy, without charge, from:

C-COR Incorporated
Director of Investor Relations
60 Decibel Road
State College, PA 16801

SHAREHOLDER AND INTERESTED PARTY COMMUNICATION WITH

THE BOARD OF DIRECTORS

      The Board of Directors provides a process for shareholders and other interested parties to send communications to the Board. Shareholders and other interested parties may communicate with any of C-COR’s directors, any committee chairperson, and the non-management directors as a group or the Board by writing to the director, committee chairperson or the Board at the following address: Attn: Secretary, C-COR Incorporated, 60 Decibel Road, State College, Pennsylvania 16801. Communications received by the Secretary for any director are forwarded directly to the director. If the communication is addressed to the Board and no particular director is named, the communication will be forwarded, depending on the subject matter, to the Chairman, the appropriate committee chairperson, all non-management directors, or all directors.

REPORT OF THE AUDIT COMMITTEE

      The primary role of the Audit Committee is to assist the Board of Directors in its oversight of C-COR’s financial reporting process. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for auditing C-COR’s consolidated financial statements and expressing an opinion as to their conformity to accounting principles generally accepted in the United States.

      In the performance of its oversight function, the Audit Committee has reviewed and discussed C-COR’s audited consolidated financial statements with management and the independent auditors. The Audit Committee also has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to communication with audit committees. In addition, the Audit Committee has received from the independent auditors the written disclosures and letter required by Independence Standards Board Standard No. 1 relating to independent auditors and their independence from C-COR and its management, and has considered whether the independent auditors’ provision of non-audit services to C-COR is compatible with maintaining the auditors’ independence.

      The Audit Committee discussed with C-COR’s independent auditors the overall scope and plans for their audit. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of C-COR’s internal controls and the overall quality of C-COR’s financial reporting.

      In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that C-COR’s audited consolidated financial statements be included in C-COR’s 2004 Annual Report on Form 10-K for the year ended June 25, 2004, for filing with the Securities and Exchange Commission.

      In addition, the Board of Directors has determined that all of the members of the Audit Committee are “independent,” as defined in the listing standards of the National Association of Securities Dealers.

Audit Committee

John J. Omlor (Chair)
Michael J. Farrell
I. N. Rendall Harper, Jr.
Lance T. Shaner

RELATIONSHIP WITH INDEPENDENT AUDITORS

      KPMG LLP has been the independent accounting firm and has audited the financial statements of C-COR and most of its subsidiaries since 1992. In addition to performing the audit of C-COR’s consolidated financial statements, KPMG LLP provided various other services during fiscal year 2004.

      For the fiscal years ended June 25, 2004, and June 27, 2003, KPMG LLP billed C-COR aggregate fees as follows:

Audit Fees	2004	2003

Audit Fees	$454,457	$292,257
Audit-Related Fees(1)	$35,573	$18,000
Tax Fees(2)	$450,621	$201,703
All Other Fees	$0	$0

(1)	Audit-related fees for the fiscal year ended June 25, 2004, include fees billed in connection with employee benefit plan audits and internal control advisory services. Audit-related fees for the fiscal year ended June 27, 2003, include fees billed in connection with employee benefit plan audits.

(2)	Tax fees for the fiscal year ended June 25, 2004, include fees billed in connection with tax compliance, tax due diligence and consultation services. Tax fees for the fiscal year ended June 27, 2003, include fees billed in connection with tax compliance and consultation services.

      During the fiscal year ended June 27, 2003, the Audit Committee implemented procedures to review and approve in advance all services provided by KPMG LLP and as a result all of the services provided by KPMG LLP in the fiscal year ended June 25, 2004, were approved in advance by the Audit Committee.

SECURITY OWNERSHIP OF DIRECTORS AND OFFICERS

      The following table shows, as of July 26, 2004, as to each director and nominee for director of C-COR, and as to the Chief Executive Officer and each of the executive officers of C-COR listed in the Summary Compensation Table included elsewhere in this proxy statement, and as to all of C-COR’s directors, director nominees and executive officers as a group (including the Chief Executive Officer), the amount and nature of beneficial ownership of C-COR’s common stock owned by such individuals. All stock with respect to which a person has the right to acquire beneficial ownership within 60 days is considered beneficially owned by that person for purposes of this table even though such stock may not be actually outstanding. Unless otherwise noted, all shares are owned directly with sole voting and sole investment power.

	Amount and Nature of		Percent of
Name of Beneficial Owner	Beneficial Ownership		Class

John O. Caezza	106,977	(1)	*
James E. Carnes	20,000	(2)	*
Michael J. Farrell	106,000	(3)	*
William T. Hanelly	135,176	(4)	*
I.N. Rendall Harper, Jr.	46,000	(5)	*
Anthony A. Ibargüen	10,000	(6)	*
Gerhard B. Nederlof	21,250	(7)	*
John J. Omlor	85,500	(8)	*
Rodney M. Royse	45,000	(9)	*
Lance T. Shaner	31,000	(10)	*
James J. Tietjen	77,500	(11)	*
David A. Woodle	726,862	(12)	1.69%
Kenneth A. Wright	105,575	(13)	*
All directors, director nominees and executive officers as a group (17 persons)	1,642,777	(14)	3.82%

*	Represents less than 1% of C-COR’s common stock

(1)	Includes options (exercisable at July 26, 2004 or within 60 days thereof) to purchase 106,250 shares of common stock.

(2)	Includes options (exercisable at July 26, 2004 or within 60 days thereof) to purchase 20,000 shares of common stock.

(3)	Includes options (exercisable at July 26, 2004 or within 60 days thereof) to purchase 56,000 shares of common stock.

(4)	Includes options (exercisable at July 26, 2004 or within 60 days thereof) to purchase 127,419 shares of common stock and 2,228 shares held for Mr. Hanelly’s account in C-COR’s Retirement Savings and Profit Sharing Plan.

(5)	Includes options (exercisable at July 26, 2004 or within 60 days thereof) to purchase 46,000 shares of common stock.

(6)	Includes options (exercisable at July 26, 2004 or within 60 days thereof) to purchase 10,000 shares of common stock.

(7)	Includes options (exercisable at July 26, 2004 or within 60 days thereof) to purchase 21,250 shares of common stock.

(8)	Includes options (exercisable at July 26, 2004 or within 60 days thereof) to purchase 58,500 shares of common stock and 20,000 shares of common stock held under a deferred benefit plan of J.J. Omlor Associates, Ltd.

(9)	Includes options (exercisable at July 26, 2004 or within 60 days thereof) to purchase 45,000 shares of common stock.

(10)	Includes options (exercisable at July 26, 2004 or within 60 days thereof) to purchase 10,000 shares and indirect beneficial ownership of 21,000 shares of common stock through Mr. Shaner’s membership in Lion Venture Fund LLC.

(11)	Includes options (exercisable at July 26, 2004 or within 60 days thereof) to purchase 58,500 shares of common stock.

(12)	Includes options (exercisable at July 26, 2004 or within 60 days thereof) to purchase 680,549 shares of common stock and 12,348 shares held for Mr. Woodle’s account in C-COR’s Retirement Savings and Profit Sharing Plan.

(13)	Includes options (exercisable at July 26, 2004 or within 60 days thereof) to purchase 97,500 shares of common stock, 1,363 shares held for Mr. Wright’s account in C-COR’s Retirement Savings and Profit Sharing Plan and 800 shares held by Mr. Wright’s sons.

(14)	Includes options (exercisable at July 26, 2004 or within 60 days thereof) to purchase 1,455,218 shares of common stock and 21,353 shares of common stock held for accounts in C-COR’s Retirement Savings and Profit Sharing Plan.

PRINCIPAL HOLDERS

      The following table sets forth, as of June 30, 2004 (unless otherwise noted), the beneficial ownership of C-COR’s common stock of each person who is known by C-COR to own beneficially more than 5% of the issued and outstanding shares of its common stock. C-COR has relied on information received from each of the shareholders as to beneficial ownership, including information contained on Schedule 13G.

	Amount and Nature
	of Beneficial		Percent of
Name of Beneficial Owner	Ownership		Class(1)

Citigroup, Inc.	4,759,547	(2)	11.06%
399 Park Avenue
New York, NY 10043
Lazard Asset Management LLC	2,610,700	(3)	6.07%
30 Rockefeller Plaza
New York, New York 10112
Lord, Abbett & Co.	2,398,845	(4)	5.58%
90 Hudson Street
Jersey City, New Jersey 07302
Barclays Global Investors, NA	1,947,505	(5)	4.53%
45 Fremont Street
San Francisco, California 94105

(1)	Percent calculated on shares of common stock outstanding on June 30, 2004, namely 43,020,440, which includes 5,060,000 shares from a follow-on equity offering that took place on February 26, 2004.

(2)	Based upon an amended Schedule 13G dated February 13, 2004, filed by Citigroup, Inc. (“Citigroup”), Citigroup Global Markets Holdings Inc. (formerly Salomon Smith Barney Holdings Inc.) (“CGM Holdings”) and Smith Barney Fund Management LLC (“SBF”). CGM Holdings is the sole stockholder of SBF. Citigroup is the sole stockholder of CGM Holdings. Citigroup reported sole voting power and sole dispositive power to none of these shares and shared voting power and shared dispositive power to 4,759,547 of these shares. As of June 30, 2004, Nasdaq Online reported Smith Barney Asset Management 13F holdings of 4,693,183 shares or 10.91% of shares then outstanding.

(3)	Based upon a Schedule 13G dated February 13, 2004, filed by Lazard Asset Management LLC (“Lazard”). Lazard reported sole voting power to 2,101,300 of these shares and sole dispositive power to 2,610,700 of these shares. As of June 30, 2004, Nasdaq Online reported Lazard Asset Management 13F holdings of 3,566,625 shares or 8.29% of shares then outstanding.

(4)	Based upon an amended Schedule 13G dated February 4, 2004 filed by Lord, Abbett & Co. (“Lord, Abbett”). Lord, Abbett reported sole voting power and sole dispositive power to 2,398,845 of these shares. As of June 30, 2004, Nasdaq Online reported Lord, Abbett & Co. 13F holdings of 336,717 shares or 0.78% of shares then outstanding.

(5)	Based upon a Schedule 13G dated February 17, 2004, filed by Barclays Global Investors, NA (“Barclays”), Barclays Global Fund Advisors (“BGF”) and Barclays Bank PLC (“BBP”). Barclays reported sole voting power and sole dispositive power to 1,232,275 of these shares, BGF reported sole voting power and sole dispositive power to 573,182 of these shares and BBP reported sole voting and sole dispositive power to 52,800 of these shares. As of June 30, 2004, Nasdaq Online reported Barclays Global Investors, NA 13F holdings of 3,692,380 shares or 8.58% of shares then outstanding.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Report of Board of Directors’ Compensation Committee on Executive Compensation

      The Compensation Committee is currently comprised of Dr. Carnes (Chair), Mr. Ibargüen and Dr. Tietjen, all of whom are independent Board members.

      The Compensation Committee is responsible for reviewing compensation for senior executives; overseeing the Profit Incentive Plan and administering C-COR’s stock option plans, which include the current Incentive Plan and its predecessors; reviewing C-COR’s 401(k) and health care benefits programs; and overseeing succession planning. The executive compensation programs of C-COR are designed to achieve two fundamental objectives: (1) attract and retain qualified executives; and (2) align the interests of senior management with the long-term interests of C-COR’s shareholders by motivating performance to achieve specific strategic objectives of C-COR. At present, the basic components of the executive compensation program are base salaries, the Profit Incentive Plan and long-term incentive compensation. C-COR also provides broad-based employee benefit plans and certain other executive benefit plans. During fiscal year 2004, the Compensation Committee continued to review C-COR’s compensation programs and practices.

      Base Salary: Base salaries for executives, including the Chief Executive Officer, are set according to the responsibilities of the position, the specific skills and experience of the individual, the individual’s performance and the competitive market for executive talent. Market data is gathered from salary surveys of comparable companies operating in the same and similar industries. Executive salary levels are targeted to approximate 50th percentile levels and the executives are given the opportunity to exceed this through participation in the Profit Incentive Plan. The Compensation Committee reviews salaries annually and adjusts them as appropriate to reflect changes in market conditions and individual performance and responsibilities.

      Profit Incentive Plan: The Profit Incentive Plan provides variable compensation based on the achievement of profit goals endorsed by the Board of Directors at the beginning of each fiscal year. All full-time active employees are eligible to participate except for employees of certain subsidiaries and employees participating in a sales and marketing or other incentive plan. The plan reflects the Compensation Committee’s belief that employee retention is critical to successful performance and that a meaningful component of executive compensation should be contingent upon the performance of C-COR. In fiscal year 2004, an incentive plan was approved by the Board of Directors which was based upon achievement of divisional and corporate financial objectives.

      Long-Term Incentive Compensation: The Compensation Committee believes that C-COR’s Incentive Plan is an essential tool to align the long-term interests of shareholders and employees, especially executive management. All active, full-time employees of C-COR and its subsidiaries are eligible to receive stock options. Options are normally granted to a portion of the employee base annually. Options may also be issued to new hires dependent upon the level and responsibilities of the position. The size of a grant is based upon the position, responsibilities and expected contribution of the individual as well as the individual’s performance. These options generally vest over a four-year period and are granted at an exercise price equal to the fair market value of C-COR’s common stock at the time of grant. This approach is designed to maximize shareholder value over the long term, as no benefit is realized from the option grant unless the price of C-COR’s common stock increases. In addition to stock options, the Incentive Plan provides for Restricted Stock awards, Performance Shares (which are awards to receive shares of common stock if certain performance goals are met) and Performance Units (which are awards to receive a fixed dollar amount, payable in cash, common stock or a combination of such if certain performance goals are met). Consistent with these purposes, options were granted under the Incentive Plan to certain of C-COR’s executive officers during fiscal year 2004.

      C-COR has a Supplemental Retirement Plan for certain executives. Executives who have been eligible to participate in this plan for ten years and remain employees until age 65, will receive a supplemental retirement benefit of $18,000 a year payable for 15 years. Executives who have been eligible to participate in this plan for five years and are age 60 or older or who have been a participant for ten years and are age 55 or older, may elect to retire and receive a reduced supplemental retirement benefit. The CEO/ Chairman of the Board is eligible to receive a supplemental retirement benefit of $50,000 per year upon meeting the retirement criteria as established in the C-COR Incentive Plan.

      C-COR maintains certain broad-based employee benefit plans in which executives participate. These plans include the Retirement Savings and Profit Sharing Plan, life and health insurance plans, and a stock purchase plan. These plans are reviewed annually by the Compensation Committee for any C-COR contributions to the plans.

      The compensation of the Chief Executive Officer in fiscal year 2004 was determined in a manner substantially consistent with that of other executive officers, taking into account the Compensation Committee’s evaluation of C-COR’s need to attract, motivate and retain a highly qualified Chief Executive Officer.

Compensation Committee

James E. Carnes (Chair)
Anthony A. Ibargüen
James J. Tietjen

SUMMARY COMPENSATION TABLE

      The following table sets forth information concerning the compensation received by certain executive officers of C-COR.

				Long-Term Compensation Awards

	Annual Compensation				Securities
				Restricted	Underlying	All Other
	Fiscal	Salary	Bonus	Stock	Options	Compensation
Name and Principal Position	Year	($)	($)(1)	($)	(#)	($)(2)

David A. Woodle(3)	2004	400,000	288,000	—	—	24,576
Chief Executive Officer	2003	319,230	—	—	200,000	19,730
	2002	299,998	195,966	—	75,000	30,334
John O. Caezza(4)	2004	215,000	103,200	—	25,000	12,661
President, Broadband Communications	2003	215,000	—	—	40,000	12,900
Products	2002	186,058	59,287	—	155,000	9,923
William T. Hanelly(5)	2004	200,000	171,000 (6)	—	25,000	16,500
Chief Financial Officer,	2003	200,000	—	—	35,000	12,000
Secretary and Treasurer	2002	193,077	65,322	—	27,000	11,585
Gerhard B. Nederlof(7)	2004	221,334	106,240	—	20,000	—
Vice President	2003	195,675	—	—	15,000	—
EuroPacific Business	2002	174,818	65,322	—	15,000	—
Kenneth A. Wright(8)	2004	199,992	95,996	—	20,000	12,000
Chief Technology Officer	2003	199,992	—	—	15,000	11,231
	2002	199,992	65,322	—	25,000	13,959

(1)	Consists of payments and amounts payable under C-COR’s Profit Incentive Plan, unless otherwise indicated.

(2)	Consists of C-COR’s matching contributions to C-COR’s employees’ retirement savings plans for the account of the person indicated.

(3)	C-COR’s Board of Directors elected Mr. Woodle as C-COR’s President and Chief Executive Officer on June 16, 1998, to be effective July 20, 1998, and as the Chairman in October 2000.

(4)	Mr. Caezza was appointed President — Broadband Communications Products in August 2001.

(5)	Mr. Hanelly was appointed Vice President — Finance, Secretary and Treasurer in October 1998 and to his present position in August 2001.

(6)	Consists of an amount payable under C-COR’s Profit Incentive Plan and a one-time bonus payment of $75,000.

(7)	Mr. Nederlof was appointed Vice President — EuroPacific Business in August 2001.

(8)	Mr. Wright was appointed Chief Technology Officer in October 2000.

OPTION GRANTS IN LAST FISCAL YEAR

      The following table sets forth information concerning the grant of stock options during fiscal year 2004 to the executive officers named in the summary compensation table. All such grants were made under the Incentive Plan.

	Individual Grant

					Potential Realizable
	Number of	% of Total			Value at Assumed
	Securities	Options			Annual Rates of Stock
	Underlying	Granted to	Exercise		Price Appreciation
	Options	Employees	or Base		for Option Term(2)
	Granted(1)	in Fiscal	Price	Expiration
Name	(#)	Year	($/Sh)	Date	5% ($)	10% ($)

John O. Caezza	25,000	3.1	8.80	6/14/2012	105,040	251,590
William T. Hanelly	25,000	3.1	8.80	6/14/2012	105,040	251,590
Gerhard B. Nederlof	20,000	2.5	8.80	6/14/2012	84,032	201,272
Kenneth A. Wright	20,000	2.5	8.80	6/14/2012	84,032	201,272

(1)	Represents options granted under C-COR’s Incentive Plan to acquire shares of common stock. The options were granted at an exercise price equal to the fair market value of C-COR’s common stock at the date of grant. The options become exercisable in increments of 25% per year over four years, beginning on the first anniversary of the date of grant, or 100% at the end of a four-year period after the date of grant.

(2)	Potential realizable value is based on the assumed annual growth rates of the market price of the common stock of 5% and 10% as required by the Securities and Exchange Commission. These assumed rates are not intended to forecast future appreciation of C-COR’s stock price.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR

AND FISCAL YEAR-END OPTION VALUES

      The following table sets forth information concerning the exercise of stock options during fiscal year 2004 by the executive officers named in the summary compensation table.

			Number of	Value of Unexercised
			Unexercised	In-the-Money(1)
			Options at	Options at
			FY End (#)	FY End ($)(2)
	Shares
	Acquired on	Value	Exercisable/	Exercisable/
Name	Exercise (#)	Realized ($)	Unexercisable	Unexercisable

David A. Woodle	0	0	680,549/272,017	1,207,031/1,314,375
John O. Caezza	0	0	87,500/132,500	195,000/357,050
William T. Hanelly	25,000	149,213	127,419/107,307	164,953/291,203
Gerhard B. Nederlof	95,750	600,573	21,250/43,750	63,263/137,738
Kenneth A. Wright	12,500	59,874	97,500/75,000	154,213/179,938

(1)	“In-the-Money” options are options with an exercise price less than the market price of C-COR’s common stock at June 25, 2004.

(2)	Based on the market value of $10.09 per share on June 25, 2004.

LONG-TERM INCENTIVE PLAN — AWARDS IN LAST FISCAL YEAR

      There were no Performance Units granted in fiscal year 2004 under the Company’s Incentive Plan to the named executive officers of the Company.

EMPLOYMENT CONTRACTS AND TERMINATION

OF EMPLOYMENT AND CHANGE OF CONTROL AGREEMENTS

      In June 1998, C-COR and Mr. Woodle entered into an employment agreement which was reviewed by the Committee and amended on September 14, 1999; January 18, 2000; June 18, 2002; November 13, 2002; and June 15, 2003 (as so amended, the “Agreement”). Pursuant to the Agreement, Mr. Woodle has agreed to serve as Chairman and Chief Executive Officer of C-COR for a term of ten years ending on June 30, 2008. The Agreement provides for an annual base salary of $200,000 (subject to annual review by the Committee), as well as certain fringe benefits. The Committee increased Mr. Woodle’s annual base salary to $250,000 for fiscal year 2000, to $300,000 in July 2000 and to $400,000 commencing on July 1, 2002 and continuing through the remaining term of the Agreement; however, the salary increase scheduled to occur on July 1, 2002 was delayed until 2003. Effective April 5, 2003, the salary of $400,000 was implemented. The Agreement further provides that Mr. Woodle is eligible to participate in C-COR’s profit incentive plan then in effect and that he will be entitled to a supplemental retirement benefit with an annual benefit of $50,000 commencing on Mr. Woodle’s retirement and continuing until his death in accordance with and subject to the definitions of retirement as outlined in C-COR’s Incentive Plan. The Agreement also provides that in the event that Mr. Woodle’s employment with C-COR is terminated involuntarily within 18 months of a change of control (defined as change in ownership of 30 percent or more of C-COR’s voting stock or a merger resulting in the sale of 50 percent or more of the assets of C-COR or a change in a majority of directors), Mr. Woodle would be entitled to receive five times his annual salary, five times C-COR’s annual 401(k) matching contribution and five times the annual deferral contributions to C-COR’s Supplemental Executive Retirement Plan. Mr. Woodle would also receive an amount in cash equal to five times the average awards from the profit incentive plan awarded to Mr. Woodle over the prior five years and continuation of health and other insurance programs and other fringe benefits for a period of five years or a cash payment in lieu of such benefits. In addition, all outstanding options held by Mr. Woodle would become immediately exercisable and remain exercisable until the original expiration date of such options. If payments by C-COR or deemed compensation Mr. Woodle receives pursuant to the agreement result in his becoming subject to “excise tax” under Section 4999 of the Code, C-COR is obligated to pay an additional amount required to “gross up” such amount paid by Mr. Woodle in excise taxes. Mr. Woodle will be entitled to the same benefits described above if, within 18 months following such a change of control, he resigns based on his good faith belief that his status or responsibilities with C-COR has or have diminished subsequent to the change of control.

      In addition, C-COR has change of control agreements with all of the named executive officers, including John O. Caezza, William T. Hanelly, Gerhard B. Nederlof and Kenneth A. Wright, in addition to the previously described agreement with Mr. Woodle, which become effective upon a change of control of C-COR, as defined in the agreements. In the event of a change of control, all outstanding stock options become immediately exercisable without regard to whether the executive’s employment is terminated by reason of such change of control. In the event an executive is terminated involuntarily within 18 months after a change of control, the executive shall be entitled to: (a) two/ three times annual salary; (b) two/ three times C-COR’s annual matching contribution to the Retirement Savings and Profit Sharing Plan and deferral contributions to the Supplemental Executive Retirement Plan; (c) the sum of the prior two/ three years’ awards from the profit incentive plan then in effect; (d) 24 months/36 months of coverage under C-COR’s various health insurance plans; and (e) benefits payable under the Supplemental Executive Retirement Plan, even if the executive has not yet attained age 55. If the executive resigns within 18 months after a change of control, the executive shall be entitled to the same benefits as from an involuntary termination if: (a) the executive determines there has been a significant change in his/her responsibilities or duties; or (b) the executive’s base salary is reduced by more than ten percent; or (c) the executive is required to relocate more than 40 miles from his/her former place of work. If payments by C-COR or deemed compensation the executive receives pursuant to the agreement result in the executive becoming subject to “excise tax” under

Section 4999 of the Code, C-COR shall pay such executive an additional amount required to “gross up” such amount paid by the executive in excise taxes. Additionally, C-COR is responsible for the fees and expenses of counsel (up to a maximum of $500,000) and any additional amount required to “gross up” the amount paid to cover federal and state income taxes payable by such executive relating to such payments that the executive incurs in the enforcement of his or her rights under this agreement by litigation or other legal action.

PERFORMANCE GRAPH

      The following graph compares the five-year cumulative total return of C-COR’s common stock with the cumulative total return of the SIC Code 366 Index and the Nasdaq Market Index based on an assumed investment of $100 on June 25, 1999, in each case assuming reinvestment of all dividends. The SIC Code 366 Index includes all of the companies transacting business in the communications equipment market and sharing SIC Code 366.

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

AMONG C-COR INCORPORATED, THE SIC CODE 366 INDEX
AND THE NASDAQ MARKET INDEX

	6/25/1999	6/30/2000	6/29/2001	6/28/2002	6/27/2003	6/25/2004

C-COR Incorporated	100.00	213.86	95.05	55.45	36.75	81.50
SIC Code 366 Index	100.00	188.64	67.38	30.27	31.13	39.20
Nasdaq Market Index	100.00	150.47	83.33	56.52	62.85	79.93

ASSUMES $100 INVESTED ON JUNE 25, 1999

ASSUMES DIVIDEND REINVESTED
FISCAL YEAR ENDING JUNE 25, 2004

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires C-COR’s officers and directors, and persons who own more than ten percent of a registered class of C-COR’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of C-COR. Officers, directors and ten percent shareholders are required by SEC regulation to furnish C-COR with copies of all Section 16(a) forms they file. To C-COR’s knowledge, based solely on a review of the copies of such reports furnished to C-COR and written representations that no other reports were required during fiscal year 2004, its officers, directors and ten percent shareholders complied with all applicable Section 16(a) filing requirements except that: (i) a Form 3 was not filed timely by S. Timothy Gropp to report his initial holdings of C-COR securities, (ii) a Form 4 was not filed timely for S. Timothy Gropp to report stock options granted upon being hired as an officer of C-COR, and (iii) David Woodle was late filing a Form 4 with respect to one transaction in which he acquired phantom stock units under C-COR’s Supplemental Executive Retirement Program.

DEADLINE FOR SHAREHOLDERS’ PROPOSALS

      If a shareholder wishes to submit a proposal to be included in the proxy materials for the 2005 Annual Meeting of Shareholders, C-COR must receive such proposal by May 13, 2005. Shareholder proposals to be presented at the 2005 Annual Meeting of Shareholders, but not included in the related proxy material, must be received no later than July 30, 2005. We are not required to include a shareholder proposal in the proxy materials relating to the 2005 Annual Meeting of Shareholders if such proposal does not meet all of the requirements for inclusion established by the Securities and Exchange Commission and our Bylaws in effect at that time.

OTHER MATTERS

      Management does not know of any matters to be brought before the meeting other than those referred to herein. As previously discussed, if any other matters properly come before the meeting, the persons designated as proxies in the accompanying proxy card will vote thereon in accordance with their best judgment.

      It is important that proxies be returned promptly. Please sign and date the enclosed form of proxy and return it by mail or vote by telephone or the Internet.

By Order of the Board of Directors,

William T. Hanelly
Chief Financial Officer, Secretary and Treasurer

September 8, 2004

Appendix A

C-COR Incorporated
AMENDED AND RESTATED
INCENTIVE PLAN

(As approved by the Board of Directors on April 29, 1998- and as amended and restated by the Board of Directors on August 15, 2000; April 18, 2001; January 4, 2002; August 13, 2002; April 15, 2003; April 13, 2004; and August 18, 2004.)

ARTICLE 1.
Purpose

The purpose of the C-COR Incorporated Incentive Plan (formerly the C-COR.net Corp. Incentive Plan) (the “Plan”) is to enable C-COR Incorporated (formerly C-COR.net Corp.) (the “Company”) to offer certain officers, key employees and directors of the Company equity interests in the Company and other incentive awards, including performance-based stock incentives, thereby attracting, retaining and rewarding such persons, and strengthening the mutuality of interests between such persons and the Company’s shareholders.

ARTICLE 2.
Definitions

For purposes of this Plan, the following terms shall have the following meanings:

     a. “Award” shall mean an award under this Plan of Stock Options, Restricted Stock, Performance Shares or Performance Units.

     b. “Board” shall mean the Board of Directors of the Company.

     c. “Change of Control” shall mean the occurrence of any one of the following:

     i. Any person or group of persons acting in concert shall have acquired ownership of or the right to vote or to direct the voting of shares of capital stock of the Company representing 30% or more of the total voting power of the Company, or

     ii. The Company shall have merged into or consolidated with another corporation, or merged another corporation into the Company, on a basis whereby less than 50% of the total voting power of the surviving corporation is represented by shares held by former shareholders of the Company prior to such merger or consolidation, or

     iii. The Company shall have sold more than 50% of its assets to another corporation or other entity or person, or

     iv. As the result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sale of assets or contested election, the persons who were Directors of the Company before such transaction cease to constitute a majority of Directors of the Company.

     d. “Code” shall mean the Internal Revenue Code of 1986, as amended.

     e. “Common Stock” shall mean the Common Stock, par value $.05 per

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share, of the Company.

     f. “Director” shall mean a member of the Board.

     g. “Disability” shall mean Total Disability as defined in the Company’s long-term disability plan.

     h. “Fair Market Value” for purposes of this Plan, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, shall mean, as of any date prior to April 17, 2001, the closing sale price of a share of Common Stock for the preceding business day and as of any date thereafter, the closing sale price of a share of Common Stock for that date as reported on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or, if not listed or traded on any such exchange, the Nasdaq Stock Market (“Nasdaq”), or, if such sale price is not available, the average of the bid and asked prices per share reported on Nasdaq for such day, or, if such quotations are not available, the fair market value as determined by the Board, which determination shall be conclusive.

     i. “Incentive Stock Option” shall mean any Stock Option awarded under this Plan intended to be and designated as an “Incentive Stock Option” within the meaning of Section 422 of the Code.

     j. “Misconduct” shall mean, except to the extent specified otherwise by the Board, a finding by the Board that the Participant (i) has breached his or her employment or service contract with the Company, (ii) has engaged in disloyalty to the Company, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his or her employment or service, (iii) has disclosed trade secrets or confidential information of the Company to persons not entitled to receive such information or (iv) has engaged in such other behavior detrimental to the interests of the Company as the Board determines.

     k. “1934 Act” shall mean the Securities Exchange Act of 1934, as amended.

     l. “Non-Qualified Stock Option” shall mean any Stock Option awarded under this Plan that is not an Incentive Stock Option.

     m. “Participant” shall mean an individual to whom an Award has been made pursuant to this Plan.

     n. “Performance Cycle” shall have the meaning set forth in Section 9.a.

     o. “Performance Period” shall have the meaning set forth in Section 8.a.

     p. “Performance Share” shall mean an Award made pursuant to Article VIII of this Plan of the right to receive Common Stock at the end of a specified Performance Period if specified performance goals are met.

     q. “Performance Unit” shall mean an Award made pursuant to Article IX of this Plan of the right to receive a fixed dollar amount, payable in cash or Common Stock or a combination of both, at the end of a specified Performance Cycle if specified

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performance goals are met.

     r. “Primary Committee” shall mean a committee of two (2) or more non-employee Board members, as defined under Rule 16b-3 under the 1934 Act, who are also “outside directors”, as defined under section 162(m) of the Code and “independent directors” as defined under the rules of Nasdaq Stock Market or any other national securities exchange on which the securities of the Company are listed and who are appointed by the Board to oversee the administration of the Plan.

     s. “Restricted Stock” shall mean an Award of shares of Common Stock under this Plan that is subject to forfeiture under Article VII.

     t. “Restriction Period” shall have the meaning set forth in Section 7.b.iii.

     u. “Retirement” shall mean:

     1. for options granted prior to April 13, 2004, retirement from employment with the Company or one of its subsidiaries, provided that the employee at such time has been employed by the Company or a subsidiary of the Company for at least five years and is at least 55 years old.

     2. for options granted on or after April 13, 2004, retirement from employment with the Company or one of its subsidiaries, provided that the employee at such time has been employed by the Company or a subsidiary of the Company for at least five (5) years and has a combination of age and service of sixty years or greater.

     v. “Secondary Committee” shall mean a committee of two (2) or more Board members appointed by the Board to administer the equity incentive programs hereunder, with respect to eligible persons other than Section 16 Insiders and Covered Employees.

     w. “Section 16 Insider and Covered Employee” shall mean an officer or director of the Company or a subsidiary subject to the short-swing profit liabilities of Section 16 of the 1934 Act and to the extent not covered by such statutory provision, an officer who is subject to the cap on deductible remuneration under section 162(m)(3) of the Code, or an executive officer for which independent director approval of compensation is required under the rules of the Nasdaq Stock Market or any other national securities exchange on which the securities of the Company are listed.

     x. “Stock Option” or “Option” shall mean any option to purchase shares of Common Stock granted pursuant to Article 6.

     y. “Termination of Employment” shall mean (i) termination of an employee’s employment with the Company and all of its subsidiaries for reasons other than a military or personal leave of absence granted by the Company or (ii) the date on which a Director ceases to be a member of the Board for any reason.

ARTICLE 3.
Administration

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     a. Administration.

      i. The Plan shall be administered and interpreted by the Board; provided however, that the authority to administer the Stock Option (Article 6), Restricted Stock (Article 7), Performance Shares (Article 8) and (to the extent required by Nasdaq Stock Exchange rules) Performance Unit (Article 9) incentive programs with respect to Section 16 Insiders and Covered Employees, including without limitation the authority to select the Section 16 Insiders and Covered Employees eligible to participate in these incentive programs and to determine the terms and conditions of awards to such individuals, shall be delegated to and vested in the Primary Committee. The Board may, in its discretion, delegate its responsibilities hereunder to the Committee with respect to Participants who are not Section 16 Insiders and Covered Employees.

      ii. References herein to the “Board” shall, as the context requires, be deemed to refer to the Primary Committee or Secondary Committee, as applicable, to the extent such committee is delegated all or part of the Board’s authority under this Plan.

      iii. Each of the Board and, to the extent its authority is so delegated, the Primary Committee or Secondary Committee, shall have full power and authority within the scope of its administrative jurisdiction to establish such rules as it may deem appropriate for proper administration of the Plan, to make all factual determinations, to construe and interpret the provisions of the Plan and the awards thereunder and to resolve any and all ambiguities thereunder.

      iv. Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.

      v. Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee (whether or not an actual Board member) shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any Options or stock issuances under the Plan.

     b. Awards. The Board shall have full authority to grant, pursuant to the terms of this Plan, to persons eligible under Article 5: (i) Stock Options, (ii) Restricted Stock, (iii) Performance Shares and (iv) Performance Units. In particular, the Board shall have the authority:

     i. to select the persons eligible under Article 5 to whom Stock Options, Restricted Stock, Performance Shares and Performance Units may from time to time be granted hereunder;

     ii. to determine whether and to what extent Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock, Performance Shares and Performance Units, or any combination thereof, are to be granted hereunder to one or more persons eligible under Article 5;

4

     iii. to determine whether Stock Options are to be Incentive Stock Options or Non-Qualified Stock Options;

     iv. to determine the number of shares of Common Stock to be covered by each Award granted hereunder; and

     v. to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder (including, but not limited to, the term, the option or purchase price, any restriction or limitation, any vesting schedule or acceleration thereof, or any forfeiture restrictions or waiver thereof, regarding any Award and the shares of Common Stock relating thereto, based on such factors as the Board shall determine, in its sole discretion).

     c. Guidelines. Subject to Article 10 hereof, the Board shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing this Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of this Plan and any Award granted under this Plan (and any agreements relating thereto); and to otherwise supervise the administration of this Plan. The Board may correct any defect, supply any omission or reconcile any inconsistency in this Plan or in any Award granted in the manner and to the extent it shall deem necessary to carry this Plan into effect. Notwithstanding the foregoing, no action of the Board under this Article 3.c. shall impair the rights of any Participant without the Participant’s consent.

     d. Decisions Final. Any decision, interpretation or other action made or taken in good faith by the Board arising out of or in connection with the Plan shall be final, binding and conclusive on the Company, all Participants and their respective heirs, executors, administrators, successors and assigns.

ARTICLE 4.
Share Limitation

     a. Shares. The maximum aggregate number of shares of Common Stock that may be issued under this Plan shall be 8,725,000 shares (subject to any increase or decrease pursuant to Section 4.b.), plus an additional number of shares remaining available for grant under the 1988 Stock Option Plan and the 1989 Non-Employee Directors’ Non-Qualified Stock Option Plan as of April 29, 1998. The total number of shares available for grant as Restricted Stock, Performance Shares or as payment for the satisfaction of Performance Units shall be limited to an aggregate total of 100,000 shares. The shares of Common Stock issued under this Plan may be either authorized and unissued Common Stock or issued Common Stock reacquired by the Company. If any Option granted under this Plan shall expire, terminate or be cancelled for any reason without having been exercised in full, the number of unpurchased shares shall again be available for the purposes of the Plan. Further, if any shares of Restricted Stock granted hereunder are forfeited or any Award of Performance Shares terminates without the delivery of such shares, the shares subject to such Award, to the extent of such forfeiture or termination, shall again be available under this Plan.

     b. Changes. In the event of any merger, reorganization, consolidation, recapitalization, dividend (other than a regular cash dividend), stock split, or other change in corporate structure affecting the Common Stock, such substitution or

5

adjustment shall be made in the maximum aggregate number of shares that may be issued under this Plan, in the maximum aggregate number of shares with respect to which Options or Performance Shares may be granted under this Plan to any individual during any calendar year, in the number and option price of shares subject to outstanding Options granted under this Plan, and in the number of shares subject to other outstanding Awards granted under this Plan, as may be determined to be appropriate by the Board, in its sole discretion, provided that the number of shares subject to any Award shall always be a whole number.

ARTICLE 5.
Eligibility

     a. Employees. Officers and other employees of the Company and its subsidiaries are eligible to be granted Awards under this Plan.

     b. Directors. Directors of the Company who are not employees of the Company or any of its subsidiaries are eligible to be granted Awards other than Incentive Stock Options under this Plan.

ARTICLE 6.
Stock Options

     a. Options. Each Stock Option granted under this Plan shall either be an Incentive Stock Option or a Non-Qualified Stock Option.

     b. Grants. The Board shall have the authority to grant to any person, to the extent eligible under Article 5, one or more Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options; provided, however, (i) that no individual may be granted Stock Options for more than 750,000 shares of Common Stock (subject to any increase or decrease pursuant to Article 4.b.) during any calendar year, and (ii) that no Incentive Stock Options shall be granted to any individual owning shares of Company stock representing 10% or more of the total combined voting power of all classes of stock of the Company and its subsidiaries (a “10 Percent Owner”), unless, at the time the Incentive Stock Option is granted, the option price is at least 110% of the Fair Market Value of the Common Stock subject to the Option on the date of grant and the Option states that it is not exercisable after the expiration of five (5) years from the date of its grant. To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option or the portion thereof which does not qualify as an Incentive Stock Option shall constitute a separate Non-Qualified Stock Option.

     c. Incentive Stock Options. Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the Participants affected, to disqualify any Incentive Stock Option under such Section 422.

     d. Terms of Options. Options granted under this Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Board shall deem

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desirable:

     i. Stock Option Certificate. Each Stock Option shall be evidenced by, and subject to the terms of, a Stock Option Certificate executed by the Company. The Stock Option Certificate shall specify the number of shares of Common Stock subject to the Stock Option, the option price, the option term, whether the Option is an Incentive Stock Option or a Non-Qualified Stock Option, and the other terms and conditions applicable to the Stock Option.

     ii. Option Price. The option price per share of Common Stock purchasable upon exercise of a Stock Option shall be determined by the Board at the time of grant but (subject to Article 6.b.) with respect to a 10 Percent Owner) shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant.

     iii. Option Term. Subject to Article 6.b., the term of each Stock option shall be fixed by the Board, but no Stock Option shall be exercisable more than eight (8) years after the date it is granted.

     iv. Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Board at the time of grant. The Board may waive any installment exercise or waiting period provisions, in whole or in part, at any time after the date of grant, based on such factors as the Board shall, in its sole discretion, deem appropriate.

     v. Method of Exercise. Subject to such installment exercise and waiting period provisions as may be imposed by the Board, Stock Options may be exercised in whole or in part at any time during the option term, by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased and the option price therefore. Such notice shall be accompanied by payment in full of the option price in such form as the Board may accept and, if requested, by the representation described in Article 12.d. Unless otherwise determined by the Board in its sole discretion at or after grant, payment in full or in part may be made in the form of Common Stock duly owned by the Participant (and for which the Participant has good title free and clear of any liens and encumbrances), based on the Fair Market Value of the Common Stock on the date of exercise, or through a broker-assisted cashless exercise. Upon payment in full of the option price, as provided herein, a stock certificate or stock certificates representing the number of shares of Common Stock to which the Participant is entitled shall be issued and registered in the name of, and delivered to, the Participant.

     vi. Death. Upon a Participant’s death, unless otherwise determined by the Board at the time of grant, all Stock options held by such Participant shall become fully exercisable and may thereafter be exercised by the legal representative of the Participant’s estate for a period of one year from the date of the Participant’s death or until the expiration of the stated term of such Stock Option, whichever period is shorter.

     vii. Disability. Unless otherwise determined by the Board at the time of grant, upon a Participant’s Termination of Employment as a result of a Disability (as determined by the Board, in its sole discretion), any Stock Option held by such Participant that was exercisable on the date of such Termination of Employment may

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thereafter be exercised by the Participant for a period of one year from the date of such Termination of Employment or until the expiration of the stated term of such Stock Option, whichever period is shorter; provided, however, that, if the Participant dies within such one-year period, any unexercised Stock option held by such Participant shall thereafter be exercisable by the legal representative of the Participant’s estate to the extent to which it was exercisable at the time of death, for a period of one year from the date of the Participant’s death or until the expiration of the stated term of such Stock Option, whichever period is shorter. In the event of Termination of Employment as a result of a Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

     viii. Retirement. Upon a Participant’s Retirement, unless otherwise determined by the Board at the time of grant, all applicable Stock Options held by such Participant shall become fully exercisable and may thereafter be exercised as specified below:

     1. Options granted prior to April 17, 2001, may be exercised for a period of one year from the date of the Participant’s Retirement or until the expiration of the stated term of such Stock Option, whichever period is shorter.

     2. Options granted on or after April 17, 2001, may be exercised for a period of two years from the date of the Participant’s Retirement or until the expiration of the stated term of such Stock Option, whichever period is shorter.

     3. Options issued to Outside Directors on or after April 17, 2001 will remain exercisable for the full term of the option regardless of whether the grantees remain a Director of the Company.

     In the event of Retirement, if an Incentive Stock Option is exercised after the expiration periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

     ix. Termination of Employment. Unless otherwise determined by the Board at the time of grant, upon a Participant’s Termination of Employment for any reason other than Death, Disability or Retirement, any applicable Stock Option:

     1. granted prior to April 17, 2001, and held by such Participant that was exercisable on the date of such Termination of Employment may thereafter be exercised by the Participant for a period of 30 days or until the expiration of the stated term of such Stock Option, whichever period is shorter.

     2. granted on or after April 17, 2001, and held by such Participant that was exercisable on the date of such Termination of Employment may thereafter be exercised by the Participant for a period of 90 days or until the expiration of the stated term of such Stock Option, whichever period is shorter.

     Any Stock Option that was not exercisable on the date of such

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Termination of Employment shall terminate as of such date.

     x. Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined as of the date of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year under the Plan and/or any other stock option plan of the Company or any subsidiary or parent corporation (within the meaning of Section 424 of the Code) exceeds $100,000, such Options shall be treated as Options which are not Incentive Stock Options.

     Should any of the foregoing provisions not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Board may amend the Plan accordingly, without the necessity of obtaining the approval of the shareholders of the Company.

     xi. Special Terms Reflecting Foreign Tax Law. An Option issued with respect to a Participant which, because of the Participant’s residence, place of work or citizenship, will be subject to taxation by a country other than the United States may contain such special terms and/or conditions, which are not inconsistent with paragraphs (i), (ii) and (iii) of this Article 6.d., as may be considered desirable by the Board to improve the tax efficiency of the Stock Option under the tax laws of such country. Such special terms or conditions may include, without limitation, provisions to render the Stock Option vested for foreign tax purposes at grant but imposing penalties or restrictions in the event the Participant were to exercise the Option and leave the Company or an affiliate prior to satisfying a designated waiting period (an “early exercise restriction”). Such early exercise restriction may include, without limitation, a financial penalty, the holding of exercised shares by the Company in escrow pending satisfaction of the waiting period, or the granting of a Company right to re-purchase the shares at the exercise price from a Participant who terminates employment with the Company prior to the end of the waiting period.

     xii. Board Discretion. Notwithstanding any other provision of this Plan, upon a Participant’s Termination of Employment for any reason (including death, Disability or Retirement), the Board may, in its sole discretion, accelerate the exercisability of any outstanding Stock option held by such Participant and/or extend the post-termination exercise periods set forth in subsections (vi), (vii), (viii) and (ix) of this Article 6.d., provided that such post-termination exercise period may not extend beyond the expiration of the stated term of such Stock Option.

     xiii. Misconduct. Notwithstanding any other provision of this Plan, should the Participant’s service with the Company be terminated for Misconduct or should the Participant engage in Misconduct during the post-termination exercise period with respect to his or her Options, then all such Options shall terminate immediately and cease to be outstanding.

ARTICLE 7.
Restricted Stock

     a. Awards of Restricted Stock. Subject to the limitations set forth in Article 4, the Board shall have the authority to grant Restricted Stock to any person eligible

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under Article 5. The Board shall determine to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be included in each Award, the time or times within which such Awards may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and the other terms and conditions of the Awards, in addition to those set forth in Article 7.b.

     The provisions of Restricted Stock Awards need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.

     b. Terms and Conditions. Restricted Stock awarded pursuant to this Article 7 shall be subject to the following terms and conditions and such other terms and conditions, not inconsistent with the terms of this Plan, as the Board shall deem desirable:

     i. Award Certificate. Each Restricted Stock Award shall be evidenced by, and subject to the terms of, a Restricted Stock Award Certificate executed by the Company. The Restricted Stock Award Certificate shall specify the number of shares of Common Stock subject to the Award, the time or times within which such Restricted Stock is subject to forfeiture and the other terms, conditions and restrictions applicable to such Award.

     ii. Stock Certificates. When a Participant receives a Restricted Stock Award, a stock certificate or stock certificates representing the number of shares of Common Stock covered by such Restricted Stock Award shall be issued and registered in the name of the Participant. Such stock certificates shall be held in custody by the Company as long as the Restricted Stock is subject to forfeiture. When a Restricted Stock Award, or any portion thereof, ceases to be subject to forfeiture, the stock certificate or stock certificates representing such shares shall be released from custody and delivered to the Participant. The Participant shall have all of the rights of a holder of Common Stock with respect to shares subject to a Restricted Stock Award, including the right to vote such shares and to receive dividends thereon, except that the Participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock as long as such shares are held in custody by the Company.

     iii. Restriction Period. Subject to the provisions of this Plan and the Restricted Stock Award Certificate, shares of Restricted Stock will be forfeited to the Company upon a Participant’s Termination of Employment during a period set by the Board commencing with the date of such Award (the “Restriction Period”). Subject to the provisions of this Plan, the Board, in its sole discretion, may provide for the lapse of such restrictions in installments. The Board may waive such restrictions, in whole or in part, at any time after the date of grant, based on such factors as the Board shall, in its sole discretion, deem appropriate.

     iv. Termination of Employment. Subject to the provisions of this Plan and the Restricted Stock Award Certificate, upon a Participant’s Termination of Employment during the Restriction Period due to death or Disability or Retirement, restrictions will lapse with respect to a percentage of the Restricted Stock Award granted to the Participant that is equal to the percentage of the Restriction Period that has elapsed as of the date of the Participant’s Termination of Employment, and stock certificates representing such shares of Common Stock shall be released from custody

10

and delivered to the Participant or the Participant’s estate, as the case may be. Upon a Participant’s Termination of Employment for any reason other than death, Disability or Retirement, all outstanding Restricted Stock Awards shall be forfeited to the Company.

     v. Distributions. In the event of a dividend or distribution payable in stock or a reclassification, stock split or split-up, the shares issued or declared in respect of Restricted Stock shall be subject to the same terms and conditions relating to forfeiture as the Restricted Stock to which they relate.

     vi. Special Terms Reflecting Foreign Tax Law. Restricted Stock granted with respect to a Participant which, because of the Participant’s residence, place of work or citizenship, will be subject to taxation by a country other than the United States may contain such special terms and/or conditions as may be considered desirable by the Board to improve the tax efficiency of the grant, vesting and/or award of Restricted Stock under the tax laws of such country.

ARTICLE 8.
Performance Shares

     a. Award of Performance Shares. Subject to the limitations set forth in Article 4, the Board shall have the authority to grant Performance Shares to any person eligible under Article 5. The Board shall determine the persons to whom, and the time or times at which, Performance Shares shall be awarded, the number of Performance Shares to be included in each Award, the duration of the period (the “Performance Period”) during which, and the conditions under which, receipt of the shares of Common Stock will be deferred, and the other terms and conditions of the Award in addition to those set forth in Article 8.b.

     The provisions of Performance Share Awards need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.

     b. Terms and Conditions. Performance Shares awarded pursuant to this Article 8 shall be subject to the following terms and conditions and such other terms and conditions, not inconsistent with the terms of this Plan, as the Board shall deem desirable:

     i. Conditions. The Board, in its sole discretion, shall specify the Performance Period during which, and the conditions under which, the receipt of shares of Common Stock covered by the Performance Share Award will be deferred. The receipt of shares of Common Stock pursuant to a Performance Share Award shall be conditioned upon the attainment of one or more pre-established objective performance goals, which if applicable shall be established in accordance with the requirements of Section 162(m) of the Code and the regulations promulgated thereunder. Such goals must be established by the Board in writing not later than 90 days after the commencement of the Performance Period, provided that the outcome is substantially uncertain at the time the goal is established. The performance goals may be based on the Company’s stock price, return on assets, return on capital employed, return on shareholders’ equity, earnings, earnings per share, total shareholder return, sales, costs, or such other performance goals as may be established by the Board from time to time.

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     ii. Award Certificate. Each Performance Share Award shall be evidenced by, and subject to the terms of, a Performance Share Certificate executed by the Company. The Performance Share Certificate shall specify the number of shares of Common Stock subject to the Award, the applicable Performance Period, the applicable performance goals, and the other terms and conditions applicable to such Award.

     iii. Stock Certificates. If the Board determines, after the expiration of the Performance Period, that the performance goals specified in the Performance Share Certificate and all other material terms of the Award have been satisfied, stock certificates representing the number of shares of Common Stock covered by the Performance Share Award shall be issued and registered in the name of, and delivered to, the Participant.

     iv. Termination of Employment. Unless otherwise determined by the Board at the time of grant, the Performance Shares will be forfeited upon a Participant’s Termination of Employment during the Performance Period for any reason (including death, Disability or Retirement).

     v. Special Terms Reflecting Foreign Tax Law. Performance Share Awards with respect to a Participant which, because of the Participant’s residence, place of work or citizenship, will be subject to taxation by a country other than the United States may contain such special terms and/or conditions as may be considered desirable by the Board to improve the tax efficiency of the grant, deferred and/or award of Performance Shares under the tax laws of such country.

     c. Individual Limit. The maximum number of shares of Common Stock that may be subject to Performance Share Awards granted to any individual during any calendar year shall be 100,000 shares (subject to any increase or decrease pursuant to Article 4.b.).

ARTICLE 9.
Performance Units

     a. Award of Performance Units. The Board shall have the authority to grant Performance Units to any person eligible under Article V. The Board shall determine the persons to whom, and the time or times at which, Performance Units shall be awarded, the number of Performance Units to be included in each Award, the duration of the period (the “Performance Cycle”) during which, and the conditions under which, a Participant’s right to Performance Units will be vested, the ability of Participants to defer the receipt of payment of such Units, and the other terms and conditions of the Award in addition to those set forth in Article 9.b. A Performance Unit shall have a fixed dollar value. The provisions of Performance Unit Awards need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.

     b. Terms and Conditions. The Performance Units awarded pursuant to this Article 9 shall be subject to the following terms and conditions and such other terms and conditions, not inconsistent with the terms of this Plan, as the Board shall deem desirable:

     i. Conditions. The Board, in its sole discretion, shall specify the

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Performance Cycle during which, and the conditions under which, the Participant’s right to Performance Units will be vested. The vesting of Performance Units shall be conditioned upon the attainment of one or more pre-established objective performance goals, which if applicable shall be established in accordance with the requirements of Section 162(m) of the Code and the regulations promulgated thereunder. Such goals must be established by the Board in writing not later than 90 days after the commencement of the Performance Cycle, provided that the outcome is substantially uncertain at the time the goal is established. The performance goals may be based on the Company’s stock price, return on assets, return on capital employed, return on shareholders’ equity, earnings, earnings per share, total shareholder return, sales, costs, or such other objective performance goals as may be established by the Board from time to time.

     ii. Award Certificate. Each Performance Unit Award shall be evidenced by, and subject to the terms of, a Performance Unit Certificate executed by the Company. The Performance Unit Certificate shall specify the dollar value of the Award, the applicable Performance Cycle, the applicable performance goals, and the other terms and conditions applicable to such Award.

     iii. Vesting; Payment. If the Board determines, after the expiration of the Performance Cycle, that the performance goals specified in the Performance Unit Certificate and all other material terms of the Award have been satisfied, the Performance Units will be vested and the Participant will receive payment of the amount specified in the Performance Unit Certificate as soon as practicable thereafter. Payment may be made in cash, shares of Common Stock or a combination of both, as determined by the Board, in its sole discretion; provided that payment in shares of Common Stock may only be made if the aggregate number of shares of Common Stock subject to awards of Restricted Stock and Performance Share together with such payment does not exceed 100,000 shares.

     iv. Termination of Employment. Unless otherwise determined by the Board at the time of grant, the Performance Units will be forfeited upon a Participant’s Termination of Employment during the Performance Cycle for any reason (including death, Disability or Retirement).

     v. Special Terms Reflecting Foreign Tax Law. Performance Unit Awards with respect to a Participant which, because of the Participant’s residence, place of work or citizenship, will be subject to taxation by a country other than the United States may contain such special terms and/or conditions as may be considered desirable by the Board to improve the tax efficiency of the grant, vesting and/or payment of Performance Unit under the tax laws of such country.

     c. Individual Limit. The maximum dollar amount of Performance Unit Awards that may be granted to any individual during any calendar year shall be $4,000,000.

ARTICLE 10.
Termination or Amendment

     a. Termination or Amendment of Plan. The Board may at any time amend, discontinue or terminate this Plan or any part hereof (including any amendment

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deemed necessary to ensure that the Company may comply with any regulatory requirement referred to in Article 12); provided, however, that, unless otherwise required by law, the rights of a Participant with respect to Awards granted prior to such amendment, discontinuance or termination may not be impaired without the consent of such Participant and, provided further, that the Company will seek the approval of the Company’s shareholders for any amendment if such approval is necessary to comply with the Code, Federal or state securities law or any other applicable rules or regulations.

     b. Amendment of Awards. The Board may amend the terms of any Award previously granted, prospectively or retroactively, but, subject to Article 4, no such amendment or other action by the Board shall impair the rights of any holder without the holder’s consent. Notwithstanding the foregoing, the Board shall not reduce the exercise price of Stock Options previously granted or substitute new Stock Options for previously granted Stock Options having higher option prices, without the prior approval of the Company’s shareholders.

ARTICLE 11.
Unfunded Plan

     a. Unfunded Status of Plan. This Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payment not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

ARTICLE 12.
General Provisions

     a. Nonassignment. Except as otherwise provided in this Plan, Awards made hereunder and the rights and privileges conferred thereby shall not be sold, transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise), and shall not be subject to execution, attachment or similar process. Upon any attempt to sell, transfer, assign, pledge, hypothecate or otherwise dispose of such Award, right or privilege contrary to the provisions hereof, or upon the levy of any attachment or similar process thereon, such Award and the rights and privileges conferred hereby shall immediately terminate and the Award shall immediately be forfeited to the Company.

     b. Change of Control. In the event of a Change of Control, all outstanding Stock Options shall immediately become fully exercisable and restrictions will lapse with respect to a percentage of each outstanding Restricted Stock Award equal to the percentage of the Restriction Period that has elapsed as of the date of the Change of Control. Stock certificates representing the Common Stock covered by any outstanding Restricted Stock Award as to which restrictions have lapsed shall be released from custody and delivered to the Participants as soon as practicable following the Change of Control. Stock certificates representing the Common Stock covered by any outstanding Stock Option shall be issued and registered in the name of, and delivered to, the Participants as soon as practicable following exercise of such option and payment by the Participant of the option price and, if requested, delivery of the representation described in Article 12.d. In the event of a Change in Control, outstanding Performance Share Awards and Performance Unit Awards shall be considered vested and all conditions

14

therefore satisfied and, as the case may be, stock certificates representing the number of shares of Common Stock covered by the Performance Share Awards shall be issued and registered in the name of, and delivered to, the Participants, and the cash (and stock certificates, if applicable) representing the Performance Unit Awards shall be paid to the Participants (or in the case of stock certificates, shall be issued and registered in the name of, and delivered to, the Participants) in each case as soon as practicable following the Change in Control.

     c. Rights as Shareholder. A Participant shall not be deemed to be the holder of Common Stock, or to have the rights of a holder of Common Stock, with respect to shares subject to an Award unless and until stock certificates representing such shares of Common Stock have been issued and registered in the name of such Participant.

     d. Limitations on Issuance or Transfer of Shares. No Common Stock shall be issued or transferred in connection with an award hereunder unless and until all legal requirements applicable to the issuance or transfer of such Common Stock have been complied with to the satisfaction of the Board. The Board shall have the right to condition any award of Common Stock made to any Participant on such Participant’s undertaking in writing to represent that he or she is acquiring such shares without a view to distribution thereof, and otherwise to comply with such restrictions on his or her subsequent disposition of such shares of Common Stock as the Board shall deem necessary or advisable. The stock certificates representing such shares may include any legend that the Board deems appropriate to reflect any restrictions on transfer.

     All certificates representing shares of Common Stock delivered under the Plan shall be subject to such stop-transfer orders and other restrictions as the Board may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange or stock market on which the Common Stock is then listed or traded, any applicable Federal or state securities law, and any applicable corporate law, and the Board may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

     With respect to Section 16 Insiders and Covered Employees of the Company, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. Transactions under the Plan are also intended to comply with all applicable conditions of the Nasdaq Stock Exchange or any other national securities exchange on which the securities of the Company are listed. To the extent any provision of the Plan or action by the Board or its delegate fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board or its delegate.

     e. Other Plans. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

     f. No Right to Employment. Neither this Plan nor the grant of any Award hereunder shall give any Participant or other person any right with respect to continuance of employment by the Company or any subsidiary, nor shall there be a limitation in any way on the right of the Company or a subsidiary to terminate a Participant’s employment

15

at any time. Neither this Plan nor the grant of any Award hereunder shall give any Director any right to continue as a member of the Board or obligate the Company to nominate any Director for re-election by the Company’s shareholders.

     g. Withholding of Taxes. The Company shall have the right to reduce the number of shares of Common Stock otherwise deliverable pursuant to this Plan by an amount that would have a Fair Market Value equal to the amount of all Federal, state and local taxes required to be withheld, based upon the tax rates then in effect, or to deduct the amount of such taxes from any cash payment to be made to a Participant, pursuant to this Plan or otherwise. In connection with such withholding, the Board may make such arrangements as are consistent with the Plan as it may deem appropriate.

     h. Listing and Other Conditions.

          i. If the Common Stock is listed on a national securities exchange or the Nasdaq Stock Market, the issuance of any shares of Common Stock pursuant to an Award shall be conditioned upon such shares being listed on such exchange or stock market. The Company shall have no obligation to issue such shares unless and until such shares are so listed, and the right to exercise any Option or to receive shares pursuant to any other Award shall be suspended until such listing has been effected.

          ii. If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Award is or may in the circumstances be unlawful or result in the imposition of excise taxes under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act of 1933, as amended, or otherwise with respect to shares of Common Stock or Awards, and the right to exercise any Option or to receive shares pursuant to any other Award shall be suspended until, in the opinion of such counsel, such sale or delivery shall be lawful or shall not result in the imposition of excise taxes.

          iii. Upon termination of any period of suspension under this Article 12.h., any Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Option.

     i. Governing Law. This Plan and actions taken in connection herewith shall be governed and construed in accordance with the laws of the Commonwealth of Pennsylvania.

     j. Construction. Wherever any words are used in this Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

     k. Liability. No member of the Board nor any employee of the Company or any of its subsidiaries shall be liable for any act or action hereunder, whether of omission

16

or commission, by any other member or employee or by any agent to whom duties in connection with the administration of this Plan have been delegated or, except in circumstances involving bad faith, gross negligence or fraud, for anything done or omitted to be done by himself.

     l. Other Benefits. No payment pursuant to an Award under this Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company nor affect any benefits under any other benefit plan now or hereafter in effect under which the availability or amount of benefits is related to the level of compensation.

     m. Costs. The Company shall bear all expenses incurred in administering this Plan, including expenses of issuing Common Stock pursuant to Awards hereunder.

     n. Severability. If any part of this Plan shall be determined to be invalid or void in any respect, such determination shall not affect, impair, invalidate or nullify the remaining provisions of this Plan which shall continue in full force and effect.

     o. Successors. This Plan shall be binding upon and inure to the benefit of any successor or successors of the Company.

     p. Headings. Article and section headings contained in this Plan are included for convenience only and are not to be used in construing or interpreting this Plan.

ARTICLE 13.
Term of Plan

     a. Effective Date. This Plan, as amended and restated, shall be effective as of such date upon its approval by the Board; provided however, that all provisions relating to the grant of Incentive Stock Options will not become effective unless this Plan is approved by the Company’s shareholders within 12 months before or after the date the Plan first containing such provisions was adopted.

     b. Termination. No Award shall be granted pursuant to this Plan on or after the tenth anniversary of its approval by the Board, but Awards granted prior to such tenth anniversary may extend beyond that date.

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APPENDIX B

CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

I.     Audit Committee Role

      The Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of C-COR Incorporated and its subsidiaries (the “Company”) assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and reporting practices of the Company and such other duties as directed by the Board. The Committee’s role includes a particular focus on the qualitative aspects of financial reporting to the Company’s shareholders as well as the Company’s internal control over such financial reporting, the Company’s processes to manage business and financial risk and compliance with significant applicable legal, ethical and regulatory requirements. The Committee is responsible for providing an avenue of communication among the independent auditors, Management, Corporate Assurance (“Assurance”) and the Board. The Committee is directly responsible for the appointment, compensation, and oversight of the public accounting firm engaged for the purpose of preparing or issuing an audit report or related work. In addition, the Committee is responsible for pre-approving all permissible non-audit services and for pre-approving all audit, review and attest engagements that are provided to the Company by its independent auditors.

II.     Audit Committee Composition and Meetings

      The Committee members shall meet the requirements of the applicable rules promulgated by the Securities and Exchange Commission (the “SEC” and such rules promulgated thereby, “SEC Rules”) and the National Association of Securities Dealers, Inc.’s listing standards applicable to companies quoted on the NASDAQ National Market (the “Listing Standards”). The Committee shall be comprised of three or more directors as appointed by the Board, each of whom shall be independent, non-executive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. Applicable laws and regulations shall be followed in evaluating a member’s independence, including, but not limited to, the director independence requirements for serving on audit committees included in the Listing Standards, Section 10A of the Securities Exchange Act of 1934, as amended (“Exchange Act”) and SEC Rules.

      All members of the Committee shall have a general understanding of financial, accounting and auditing matters and be able to read and understand fundamental financial statements. At least one member of the Committee shall be a “financially sophisticated audit committee member” as required by the Listing Standards. At least one member of the Committee shall be an “Audit Committee Financial Expert” as defined by SEC Rules. The existence of an “Audit Committee Financial Expert”, including his or her name and whether or not he or she is independent, will be disclosed in periodic filings as required by SEC Rules.

      The Board shall appoint the Committee Chairperson. The Chairperson is responsible for leadership of the Committee and presiding over meetings. If a Chairperson is not appointed or present, the members of the Committee may designate a Chairperson by majority vote of the Committee members. The agenda for Committee meetings shall be prepared by the Committee Chairperson (with input from the Committee members) in consultation with Corporate Finance (“Finance”), Assurance and the independent auditors. The Chairperson shall maintain minutes and report on Committee activities to the Board.

      The Committee shall meet at least four times annually or more frequently as circumstances dictate, including meeting at any time that the independent auditors believe communication to the Committee is required. The Committee shall meet periodically in separate executive sessions with Management (including the Company’s Chief Financial Officer and Chief Accounting Officer), the Director of Assurance and the independent auditors, and have such other direct and independent interaction with such persons from time to time as the members of the Committee deem appropriate. The Committee may ask members of Management or others to attend meetings and provide pertinent information as needed.

III.     Authority

      The Committee has the authority to conduct any investigation appropriate to fulfill its responsibilities and it shall have direct access to the independent auditors as well as anyone employed by the Company. The Committee has the ability to retain, at the Company’s expense, special legal, accounting or other consultants or experts it deems necessary in the performance of its duties.

IV.     Education

      The Company is responsible for providing the Committee with educational resources related to new pronouncements from the accounting standard setting bodies and other regulatory agencies, as well as other significant accounting and reporting issues, that may have an impact on the Company’s accounting policies and/or financial statements and other material as may be requested by the Committee.

V.     Audit Committee Responsibilities and Duties

     A.     Review Procedures

      1) Review and reassess the adequacy of this Charter at least annually. Submit the Charter to the Board for approval and have the Charter published at least every three years or as otherwise required by SEC Rules and the Listing Standards.

      2) Review the Company’s annual audited financial statements and management’s discussion and analysis of financial condition and results of operations (“MD&A”) prior to filing or distribution. The review should include discussion with Management and independent auditors of significant issues regarding accounting principles, including any significant changes in the Company’s selection or application of accounting principles, practices, judgments, audit adjustments and significant estimates, accruals and reserves. Recommend to the Board whether or not the financial statements should be included in the Annual Report on Form 10-K.

      3) Review and discuss with Management, the Director of Assurance and the independent auditors the Company’s internal controls report and the independent auditor’s attestation report prior to the filing of the Company’s Annual Report on Form 10-K.

      4) Meet and review earnings releases with Finance, Assurance and the independent auditors prior to dissemination.

      5) Prior to filing periodic reports with the SEC, review and monitor with Finance, Assurance and the independent auditors:

a) Management’s disclosures to the Committee under Section 302 of the Sarbanes-Oxley Act of 2002;

b) The contents of the officer’s certifications required by applicable law to be included with or in the Company’s periodic reports filed with the SEC and establish a procedure for being notified if such certifications are not included for any reason;

c) Financial information and MD&A; and

d) Significant issues and transactions.

      6) Review with Finance any significant changes to generally accepted accounting principles.

      7) Periodically review with Finance, Assurance and the independent auditors:

a) The adequacy of the Company’s internal controls, including information technology controls and security.

b) The adequacy of disclosure controls and procedures.

c) Any significant issues or findings and recommendations of the independent auditors and Assurance, together with Management’s responses thereto.

d) The adequacy of disclosures about changes in internal controls over financial reporting.

      8) Periodically inquire with Finance, Assurance and the independent auditors about significant risks and assess the steps Management has taken to mitigate such risks.

      9) Provide active oversight over Management’s anti-fraud program.

      10) Approve all related party transactions, as defined by applicable Listing Standards, to which the Company is a party.

B. Independent Auditors

      1) Appoint, compensate, oversee (including resolution of disagreements between the independent auditors and Management regarding financial reporting), review the performance of, and, where appropriate, terminate, the Company’s independent auditors. The independent auditors shall report directly to the Committee.

      2) Review and approve the fees charged by the independent auditors for audit and permissible non-audit services provided to the Company.

      3) To the extent required by Section 10A of the Exchange Act, all audit services, internal control-related services and all permissible non-audit services that are provided to the Company by its independent auditors shall be approved by the Committee before they are provided to the Company. Such pre-approval may be delegated to one or more members of the Committee who are “independent” for purposes of Section 10A of the Exchange Act, so long as any such member’s decision to pre-approve is presented to the full Committee, solely for informational purposes, at the Committee’s next scheduled meeting.

      4) The Committee may establish additional pre-approval policies and procedures regarding audit and permissible non-audit services provided by the independent auditors to the Company.

      5) Assure that any Committee pre-approval of permissible non-audit services provided by the independent auditors of the Company are disclosed in the periodic reports filed with the SEC.

      6) Annually, review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors’ independence. This review should be based upon a formal written statement from the auditors delineating the relationships between the independent auditors and the Company and affirming that the auditors are independent. The Committee shall also consider whether the provision by the independent auditors of permissible non-audit services to the Company is compatible with maintaining the independence of the independent auditors.

      7) Review the proposed annual audit plans prepared by the independent auditors for the Company as well as any audit plan prepared by Assurance. Such reviews shall include a discussion of the scope, staffing, locations, reliance upon the Company’s internal controls, assistance by Assurance and the general audit approach. To the extent Assurance has prepared an audit plan, the Committee shall obtain assurances from Assurance that the audit plan of the independent auditors and Assurance are coordinated.

      8) Receive from the independent auditors via either verbal or written report any of the following information related to any audit of the Company required by federal securities laws prior to the filing of an audit report with the SEC: (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with Management, including the ramifications of the use of alternative treatments, and disclosures and the treatment preferred by the independent auditors; and (c) other material written communications between the independent auditors and Management.

      9) Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS No. 61, as amended by SAS No. 84 and SAS No. 90.

      10) Consider the independent auditors’ judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting.

      11) Review with the independent auditors and Management any management letter issued by the independent auditors and Management’s responses thereto and schedule of unadjusted audit differences.

      12) Assure that the independent accountant complies with the partner rotation requirements as set forth in Regulation S-X of the Exchange Act.

      13) Establish procedures for hiring employees and/or former employees of the independent auditors pursuant to conflict of interest rules as set forth in Regulation S-X of the Exchange Act.

      14) Facilitate the independent auditor’s access to the Committee.

C. Corporate Assurance

      1) Review and approve the qualifications, appointment, performance, and where appropriate, dismissal, of the Director of Assurance. The Director of Assurance shall report directly to the Committee Chairperson and the Chief Financial Officer of the Company. The Director of Assurance shall ultimately be accountable to the Committee.

      2) Review and update Assurance’s Charter.

      3) Review and update Assurance’s function, including independence, objectivity and authority of its reporting obligations.

      4) Review and assess progress reports and significant matters communicated by Assurance together with Management’s responses thereto.

D. Ethical and Legal

      1) At least annually, review with the Company’s counsel any legal matters that could have a significant impact on the Company’s financial statements, compliance with applicable laws and regulations and inquiries received from regulators or governmental agencies.

      2) Establish and monitor procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

      3) Supervise and monitor all investigations as to fraud, irregularities or failure to adhere to internal controls, using such outside accountants, lawyers and consultants as the Committee deems necessary.

      4) Review Management’s monitoring of the Company’s compliance with its Code of Business Ethics and Conduct.

E. Other Audit Committee Responsibilities

      1) Annually prepare a report to shareholders as required by the SEC. The report should be included in the Company’s annual proxy statement.

      2) Perform any other activities required by Listing Standards or SEC Rules or other activities consistent with this Charter, the Company’s by-laws, or its governing law, as the Committee or the Board deems necessary or appropriate.

APPENDIX C

C-COR INCORPORATED

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

AUDIT AND NON-AUDIT SERVICES PRE-APPROVAL POLICY

I.     Statement of Principles

      Under the Sarbanes-Oxley Act of 2002 (the “Act”) and the corporate governance provisions of The NASDAQ Stock Market, Inc., the Audit Committee of the Board of Directors (the “Committee”) is responsible for the appointment, compensation and oversight of the work of the independent auditor for C-COR Incorporated (the “Company”). As part of this responsibility, the Committee is required to pre-approve the audit and non-audit services performed by the independent auditors in order to assure that the performance of non-audit related services by the independent auditors does not impair the auditors’ independence from the Company. To implement these provisions of the Act, and the related rules promulgated by the Securities and Exchange Commission (the “SEC”), the Committee has adopted this Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) to set forth the procedures and the conditions pursuant to which audit and non-audit services proposed to be performed by the independent auditors are pre-approved by the Committee.

II.     Responsibility of Audit Committee; Delegation

      The Committee, or, in the event it delegates its authority to one or more of its members as stated below, its designee, shall pre-approve the provision of all audit and non-audit services provided to the Company by any independent auditing firm engaged to perform the external audit of the Company’s financial statements (“Pre-Approval”). The Committee may delegate its Pre-Approval authority to one or more of its members. Any such delegation shall be in writing, which may be satisfied by setting forth such delegation in the minutes of the Committee, and shall continue in effect until the earlier of: (1) termination of such delegation in writing by the Committee; (2) resignation or removal of the member from the Committee or the Board; or (3) expiration of the term of the delegated member if such member is not re-elected to the Board and appointed to the Committee. The member(s) to whom such authority is delegated must report any Pre-Approval decisions made to the Committee at its next scheduled meeting.

      Any Pre-Approval actions may be taken at any meeting of the Committee, by Unanimous Written Consent of the Committee, or by action in writing if Pre-Approval is provided by the Committee’s designee.

      The Committee does not delegate its responsibilities to pre-approve services performed by the independent auditors to management.

III.     Pre-Approval

A. Generally

      The Committee, or its designee, may provide Pre-Approval for specific services within a designated Category (as defined below) to be provided by the independent auditors to the Company and/or, as applicable, its subsidiaries. A request for Pre-Approval will be considered as long as: (1) the particular services to be provided fall within the categories described below in Section V of this Policy (each, a “Category”); (2) each specific service falling within a Category for which Pre-Approval is sought is specifically identified (the “Pre-Approved Services”); (3) the Pre-Approval does not result in delegation of the Committee’s responsibility to management; (4) the engagement letter executed by the Company to document the engagement of the independent auditors to provide the Pre-Approved Services is consistent with the Pre-Approval provided; (5) the time period in which the Pre-Approved Services will be provided is established; and (6) an approved fee expenditure for each specific service is established.

B. De Minimus Exception to Pre-Approval Requirement

      In its performance of its responsibilities under this Policy, prior approval of certain non-audit services is not required by the Committee if: (1) such services involve no more than 5% of the amounts paid by the Company to the auditors during the fiscal year in which such non-audit services are provided; (2) such non-audit services were not identified by the Company to be non-audit services at the time of the engagement; and (3) such services are promptly brought to the attention of and approved by the Committee prior to completion of the audit for such fiscal year.

C. Prohibited Services

      Notwithstanding any other provision of this Policy, the Committee shall not approve the performance of the following prohibited services by the independent auditors to the Company: (1) bookkeeping or other services related to the accounting records or financial statements of the Company; (2) financial information systems design and implementation; (3) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (4) actuarial services; (5) internal audit outsourcing services; (6) management functions or human resources; (7) broker or dealer, investment adviser, or investment banking services; (8) legal services; and (9) expert services unrelated to the audit; provided, that, in accordance with SEC rules, the services listed in (1) through (5) above are not prohibited if the Committee concludes, in its reasonable judgment, that the results of these services will not be subject to audit procedures during an audit of the Company’s financial statements. This conclusion must overcome the presumption that such prohibited services will be subject to audit procedures.

IV.     Considerations by the Audit Committee

      For all Pre-Approval activities, the Committee or its designee will consider whether: (1) such services are consistent with the SEC’s rules on auditor independence; (2) the independent auditor is best positioned to provide the most effective and efficient service, for reasons including its familiarity with the Company’s business, management, culture, accounting systems, risk profile and other factors; and/or (3) the service might enhance the Company’s ability to manage or control risk or improve audit quality.

      The Committee will also consider the relationship between fees paid to the independent auditors for audit and for non-audit services in deciding whether to pre-approve any such services and may determine, for each fiscal year, the appropriate ratio between the total amount of fees for Audit, Audit-Related and Tax Services and the total amount of fees for certain permissible non-audit services classified as All Other Services.

V.     Categories of Services Subject to Pre-Approval

      This Section of the Policy describes the Audit, Audit-Related, Tax Services and All Other Services to be submitted to the Committee for Pre-Approval.

A. Audit Services

      The Committee must pre-approve the engagement of the independent auditors to perform the annual external audit of the Company’s financial statements (“Audit Services”). Pre-Approval of Audit Services includes approval for the specific services identified in the request that only the independent auditors reasonably can provide for the fiscal year for which such Pre-Approval is sought, which services may include some or all of the specific services listed on Appendix A attached to this Policy.

      Any request for Pre-Approval of Audit Services will include a fee approval for the Audit Services requested.

B. Audit-Related Services

      “Audit-Related Services” are defined as assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and that are traditionally performed by the independent auditors. Management shall request Pre-Approval only for those Audit-Related Services it reasonably believes will be required for the fiscal year for which such Pre-Approval is sought. The type of Audit-Related Services for which Pre-Approval may be sought includes, but is not limited to, the specific services identified on Appendix B attached to this Policy.

      Any request for Pre-Approval of Audit-Related Services will include a fee approval for each type of Audit-Related Services requested.

C. Tax Services

      The Committee believes that, in accordance with the rules promulgated by the SEC under the Act, the independent auditors can provide specifically approved tax compliance, tax planning and tax valuation services to the Company (“Tax Services”) without impairing the auditors’ independence. The Committee may consult with outside counsel to determine that the tax planning and reporting positions are consistent with this Policy.

      The type of Tax Services for which Pre-Approval may be subject includes, but is not limited to, the specific services identified on Appendix C attached to the Policy. In each Pre-Approval request for Tax Services, the specific services, i.e., tax compliance, tax planning and tax valuation services will be identified separately and with as much specificity as possible, e.g., whether federal, state, local or international services are being approved for tax compliance or tax planning services, and which Company entities and periods are covered by the approval sought. The use of any Tax Services related to large and/or complex transactions must be specifically pre-approved by the Committee. In addition, the use of the independent auditors to provide any services to any executive officer or director of the Company, in his or her individual capacity, where such services are paid for by the Company, must be specifically pre-approved by the Committee.

      Any request for Pre-Approval of Tax Services will include a fee approval for each type of Tax Services requested.

D. All Other Services

      The Committee must specifically approve all other permissible non-audit services (“All Other Services”) to be provided by the independent auditors. The Committee must believe that such services are routine and recurring services that are generally of the type customarily provided by an issuer’s independent auditing firm, would not impair the independence of the Company’s independent auditors and are consistent with the SEC’s rules on auditor independence. Examples of such All Other Services for which Pre-Approval can be separately sought include: (1) risk management advisory services; (2) treasury advisory services; and (3) corporate or structured finance advisory services.

      Any request for Pre-Approval of All Other Services will specifically identify the Service and include a fee approval for each type of All Other Services requested, all in accordance with Appendix D to this Policy.

VI.     Pre-Approval Procedures

      Management will submit to the Committee, or its designee, a request for Pre-Approval of Audit Services, Audit-Related Services, Tax Services and/or All Other Services using the applicable form of Appendix to this Policy as a guide. Such request will include as much specificity and detail as is reasonable to enable the Committee to satisfy its responsibilities. The Committee must provide Pre-Approval for specific services in any given Category. The Committee may consult with counsel to the Company, independent counsel and/or the independent auditor in connection with its Pre-Approval determinations.

      The fee levels approved by the Committee for each Pre-Approved Service may be allocated by management only to fees associated with either the specific service or the range of services for which such Pre-Approval is received. For example, if the Committee provides Pre-Approval for both tax planning and tax compliance services in a given fiscal year, no portion of the fee approved for tax planning can be applied to cover any fees approved for tax compliance. It shall be the responsibility of management to monitor the provision of services by the independent auditors and the fees associated with such services.

      All requests or applications for services by the independent auditors will be submitted to the Chief Financial Officer and must include a detailed description of the services to be rendered, including detailed back-up documentation from the independent auditors, which will be provided to the Committee, regarding the specific services to be provided. The Chief Financial Officer will determine whether such services are included within the list of services for which Pre-Approval may be provided under this Policy.

      The Committee designates the Controller or, if that position is vacant, the Chief Financial Officer to monitor the performance of all Pre-Approved Services provided by the independent auditors and to determine whether such services are in compliance with the Pre-Approvals given in accordance with this Policy. Such individual will report the results of such monitoring activities to the Committee on a periodic basis.

      The Committee shall review the adequacy of this Policy at least annually and shall approve and adopt any amendment to this Policy.

Approved by the Audit Committee on August 16, 2004.

APPENDIX A

PRE-APPROVAL FOR AUDIT SERVICES

Period for which Pre-Approval is Sought:

Date of Request:

Specific Services Approved:

•	the annual financial statement audit (including required quarterly reviews);

•	statutory audits or financial statement audits for subsidiaries or affiliates of the Company;

•	equity investment audits;

•	other procedures required to be performed by the independent auditors to be able to form an opinion on the Company’s consolidated financial statements, including information systems and procedural reviews and testing performed in order to understand and place reliance on the Company’s systems of internal control, and consultations relating to the audit or quarterly review;

•	attestation engagement for the independent auditors’ report on management’s report on internal controls for financial reporting;

•	services associated with registration statements under the Securities Act of 1933, periodic reports under the Securities Exchange Act of 1934 and other documents filed with the SEC or other documents issued by the Company in connection with public or private securities offerings including, without limitation, the provision of consents and comfort letters related to such filings or offerings; and

•	consultations by the Company’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard setting bodies (Note: Under SEC rules, some consultations may be “audit related” services rather than “audit” services).

Additional Information:

Fee Approval Sought:

APPENDIX B

AUDIT-RELATED SERVICES

Period for which Pre-Approval is Sought:

Date of Request:

Specific Services Approved:**

•	due diligence services pertaining to potential business acquisitions/dispositions;

•	accounting consultations related to accounting, financial reporting or disclosure matters not classified as Audit Services;

•	assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities;

•	financial statement audits of employee benefit plans;

•	agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements;

•	consultations by the Company’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be “audit” services rather than “audit-related” services)

•	attest services not required by statute or regulation;

•	information systems reviews not performed in connection with the audit (e.g., application, data center and technical reviews);

•	subsidiary or equity investment audits not required by statute or regulation that are incremental to the audit of the consolidated financial statements;

•	closing balance sheet audits pertaining to dispositions;

•	review of the effectiveness of the internal audit function; and

•	general assistance with implementation of the requirements of SEC rules or listing standards promulgated pursuant to the Act.

Additional Information:

Fee Approval Sought:

**	With respect to Audit-Related Services, each Pre-Approval request shall indicate the specific services for which Pre-Approval is sought in the time period requested.

APPENDIX C

TAX SERVICES

Period for which Pre-Approval is Sought:

Date of Request:

Specific Services and Fee Approval Sought:

     U.S. Federal, State, Local and International Tax Compliance:

•	tax compliance services, including advice and analyses, related to preparation of U.S. federal, state, local and international income, franchise, property, payroll, employee benefits, and other taxes (e.g., excise, fuel, and escheat) for original and amended tax returns:

•	review and/or signing of Company-prepared federal, state, local and international income, franchise, property, payroll, employee benefits, and other tax returns;

•	representation before the Internal Revenue Service and state, local and international authorities for examinations including federal and state income, franchise, property, payroll, and sales or use taxes;

•	representation before the Internal Revenue Service and state, local and international authorities for ruling requests, appeals, changes in accounting methods or determination letters;

•	tax compliance and tax planning services for executive officers or directors of the Company, in his or her individual capacity, where such service are paid for by the Company;* and

•	international tax compliance, including income tax return preparation for expatriate employees.

     U.S. Federal, State and Local Tax Planning:

•	Tax services, including advice and analyses, related to acquisitions or dispositions and employee benefit plans.**

     International Tax Planning:

•	Tax services, including advice and analyses, related to acquisitions or dispositions and employee benefit plans.**

     Tax Valuation Services:

      Licensing or purchase of income tax preparation software from the independent auditor; provided the functionality is limited to preparation of tax returns.

*	Tax services for each officer or director must be specifically pre-approved by the Committee.

**	Tax services related to large and/or complex transactions must be specifically approved by the Committee.

APPENDIX D

ALL OTHER SERVICES

Period for which Pre-Approval is Sought:

Date of Request:

Specific Services Approved:

Additional Information:

Fee Approval Sought:

ANNUAL MEETING OF SHAREHOLDERS OF

C-COR Incorporated

October 12, 2004

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.
- OR -
TELEPHONE — Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.
- OR -
INTERNET - Access “www.proxyvote.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.

COMPANY NUMBER
ACCOUNT NUMBER

You may enter your voting instructions at 1-800-PROXIES or www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

ê Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. ê

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PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	Election of Directors for a term expiring in 2007:

NOMINEES:
☐	FOR ALL NOMINEES	¡	Anthony A. Ibargüen
		¡	John J. Omlor
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	¡	James J. Tietjen

☐	FOR ALL EXCEPT (See Instructions below)

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

	FOR	AGAINST	ABSTAIN
2. Approve C-COR’s Amended and Restated Incentive Plan	☐	☐	☐

3. Ratify the appointment of KPMG LLP as C-COR Incorporated’s independent auditors for the 2005 fiscal year.	☐	☐	☐

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

(IF YOU ARE VOTING BY MAIL, PLEASE FILL IN, SIGN AND DATE THIS PROXY CARD BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE)

Signature of Shareholder	Date:	Signature of Shareholder	Date:

NOTE:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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PROXY

C-COR Incorporated

Proxy Solicited on Behalf of the Board of Directors of C-COR Incorporated
FOR ANNUAL MEETING OF SHAREHOLDERS to be held October 12, 2004

     The undersigned hereby appoints Michael J. Farrell, Rodney M. Royse and Lance T. Shaner, and each of them, attorneys and proxies, with power of substitution in each of them to vote and act for and on behalf of the undersigned at the Annual Meeting of Shareholders of C-COR Incorporated to be held on Tuesday, October 12, 2004, and at all adjournments thereof, according to the number of shares which the undersigned would be entitled to vote if then personally present, as indicated hereon and in their discretion upon such other business as may come before the meeting, all as set forth in the notice of the meeting and in the proxy statement furnished herewith, copies of which have been received by the undersigned; hereby ratifying and confirming all that said attorneys and proxies may do or cause to be done by virtue hereof.

     It is agreed that unless otherwise marked on the reverse hereof said attorneys and proxies are appointed WITH authority to vote for the election of directors and for the other proposals set forth on the reverse hereof and to vote in their discretion on such other business as may properly come before the meeting.

(Continued and to be signed on the reverse side)

■	14475 ■

ANNUAL MEETING OF SHAREHOLDERS OF

C-COR Incorporated

October 12, 2004

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

ê Please detach along perforated line and mail in the envelope provided. ê

■

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	Election of Directors for a term expiring in 2007:

NOMINEES:
☐	FOR ALL NOMINEES	¡	Anthony A. Ibargüen
		¡	John J. Omlor
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	¡	James J. Tietjen

☐	FOR ALL EXCEPT (See Instructions below)

INSTRUCTIONS:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

	FOR	AGAINST	ABSTAIN
2. Approve C-COR’s Amended and Restated Incentive Plan	☐	☐	☐

3. Ratify the appointment of KPMG LLP as C-COR Incorporated’s independent auditors for the 2005 fiscal year.	☐	☐	☐

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

(IF YOU ARE VOTING BY MAIL, PLEASE FILL IN, SIGN AND DATE THIS PROXY CARD BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE)

Signature of Shareholder	Date:	Signature of Shareholder	Date:

NOTE:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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